UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	10/31/2004

Date of reporting period:	10/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Global Growth Fund

OCTOBER 31, 2004	ANNUAL REPORT

FUND TYPE

Global stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for the Jennison Global Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Global Growth Fund

Jennison Global Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Global Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	6.11%	–16.23%	61.80%	137.25%
Class B	5.55	–18.79	51.64	485.97 (476.34)
Class C	5.30	–19.25	50.55	55.91
Class Z	6.32	–15.34	N/A	49.99
MSCI World Index[3]	13.25	–10.17	92.29	***
Lipper Global Multi-Cap Growth Funds Avg.[4]	11.75	17.83	109.84	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.54%	–4.09%	4.40%	5.48%
Class B	4.98	–3.74	4.31	8.94 (8.85)
Class C	8.73	–3.70	4.25	4.23
Class Z	10.78	–2.78	N/A	4.54
MSCI World Index[3]	17.10	–1.60	6.80	***
Lipper Global Multi-Cap Growth Funds Avg.[4]	15.75	2.45	7.34	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in

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effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; and Class Z, 3/1/96.

3The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, weighted index of performance that reflects the stock price movement in securities listed on the stock exchanges of Australia, Canada, Europe, the Far East, and the United States.

4The Lipper Global Multi-Cap Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 500th largest company in the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup BMI.

Investors cannot invest directly in an index. The returns for the MSCI World Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

***MSCI World Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 150.24% for Class A, 769.92% for Class B, 98.23% for Class C, and 61.14% for Class Z. MSCI World Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 6.28% for Class A, 11.09% for Class B, 6.71% for Class C, and 5.42% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 205.41% for Class A, 947.97% for Class B, 125.13% for Class C, and 93.95% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 7.39% for Class A, 11.57% for Class B, 7.80% for Class C, and 7.48% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/04
Total S.A., Oil & Gas	2.7%
JPMorgan Chase & Co., Diversified Financial Services	1.8
Monsanto Co., Chemicals	1.8
UBS AG, Capital Markets	1.8
Tesco PLC, Food & Staples Retailing	1.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/04
Pharmaceuticals	7.0%
Commercial Banks	6.6
Software	5.8
Oil & Gas	5.7
Industrial Conglomerates	5.1

Industry weightings are subject to change.

Jennison Global Growth Fund	3

Investment Adviser’s Report

Jennison Associates LLC

A difficult market for growth investors

The Fund’s return trailed that of the MSCI World Index. Investors were generally worried that future interest-rate increases, high oil prices, and a possible slowing of the Chinese economy would ultimately dampen the global economic recovery and earnings growth. This created a challenging environment for growth stocks generally throughout a substantial portion of the reporting period.

In 2003 the U.S. Federal Reserve (the Fed) reduced interest rates to historically low levels to revive a faltering domestic economy. The stimulus provided by these low rates was effective in spurring economic growth. Consequently, in January of this year, the Fed indicated its intention to raise interest rates to more normal levels. Because it telegraphed its intentions far in advance, many investors expected that the Fed would implement a 25-basis-point increase in June rather than late 2004 or early 2005. We further believed that share prices reflected this expectation prior to the actual announcement. Indeed, the market reaction was muted when the long-expected 25-basis-point increase was announced at the end of June. However, concerns regarding the size of future interest-rate increases continued to weigh on stocks.

As economic statistics for the second quarter of the calendar year were released, concerns regarding future interest-rate increases were replaced by fears that economic growth was already slowing. The preliminary estimate of second-quarter U.S. GDP growth of 3.0% was below expectations and below the 4.5% rate reported for the first quarter. Second-quarter earnings reports corroborated this economic data. While generally strong, earnings growth was lower than in the first quarter. These indications led to generally flat-to-weak markets. Growth stocks were particularly sensitive to these developments.

Concerns of sustained strength in oil prices also pressured markets during the reporting period, perhaps more than events warranted. Although the rise in the price of energy trimmed the rate of real growth this year, the bite on the consumer has been significantly less than anticipated. Over the past four calendar quarters, consumers’ wage gains have dwarfed their additional outlays on energy.

The state of the Chinese economy also was a dominant theme in global stock markets. Concerned that a bad loan crisis was brewing, the Chinese government ordered banks to halt indiscriminate lending to the construction sector. Investors were very skeptical about the government’s ability to slow growth in this sector without dire consequences for China’s—and possibly the world’s—overall economy. The Chinese political leadership has since indicated that its actions have been successful and that, for now, no additional measures are required. Consequently, it appears that an economic “hard landing” in China is unlikely. Investor skepticism about

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government policies has finally diminished as well. While it is still possible that the government will have to take further actions to rein in the economy, we are more confident in its ability to do so successfully.

Economic and geographic sector exposure detracted from return

The Fund’s overall sector exposure detracted somewhat from its return. We had substantial holdings in the healthcare and technology sectors, which were the weakest sectors worldwide over the fiscal year. Our underweight in utilities also hurt. On the other hand, the Fund’s holdings in the energy sector made a significant positive contribution to its return.

Our Japanese holdings showed weakness in the spring of 2004. We believed that Japanese domestic demand would remain stronger that it ultimately did. As a result, we held bank and construction stocks for too long, missing a significant Tokyo stock market movement away from these shares and into export-oriented manufacturing stocks.

Some individual positions moved significantly

The Fund’s substantial position in InterActiveCorp, which had been a profitable holding for a long time, detracted significantly from its return during this fiscal year. InterActiveCorp, under the leadership of Barry Diller, has transformed itself from a traditional media company into an Internet conglomerate. We thought that it had a very good chance of becoming a dominant force in the Internet travel business in the way that Yahoo! and Ebay have done in their respective areas. We expected continuing strong profit growth and expansion of its price-earnings multiple (the premium investors are willing to pay for future growth potential). Instead, slower-than-expected growth, operational miscues, and very poor communication with Wall Street produced a sharp decline in the share price. We reduced our exposure to InterActiveCorp, but we maintain a smaller position because we believe the market reaction was overdone.

We also had some significant successes. We made substantial profits on Apple Computer, where the success of the iPod has also sparked consumer demand for the company’s personal computer line. Marvell Technology, a semiconductor firm that designs chips for storage and communications devices, was also a strong performer.

We reoriented the portfolio mid-period

During the second half of the fiscal year, we determined that it was necessary to reorient the portfolio toward areas of greater economic and market strength. This refocus took three forms. We trimmed or eliminated our exposure to underperforming stocks. We also rebalanced our holdings in Japan to more closely reflect the new

Jennison Global Growth Fund	5

Investment Advisor’s Report (continued)

opportunities in that market. Finally, to lessen portfolio volatility, we reduced the size of our largest positions and shifted our exposure somewhat away from companies with smaller market capitalizations. These changes improved our performance relative to the Fund’s benchmark over the last few months of the fiscal year.

Looking Ahead

Our primary focus remains identifying companies with factors such as strong management and unique products that we believe will lead to above-average earnings growth. We believe that much of the negative news that has concerned investors in recent months—slower global economic growth, high oil prices, and the possibility of a sharp slowdown in China’s economy—is already reflected in share prices, but lingering uncertainties remain. As a result, shares may trade within a narrow range for a while yet.

Perhaps the most important of these concerns is the dependence of much of the world’s economic vigor on consumption in the United States. Our increasing appetite for imported goods, combined with slower growth in the rest of the developed world, has resulted in the build-up of a very large, and ultimately unsustainable, U.S. trade deficit. Trade and federal budget deficits are key reasons for the dollar’s fall over the past 12 months. This is an issue that bears close monitoring.

Overall, we believe that the global economic environment will remain favorable for growth stocks. The global economy may be emerging from the shadow of recession. Historically, when the driving force for profit growth shifts from cyclical economic recovery to long-term growth trends, investors have made a corresponding shift from value stocks to growth stocks to seek out the beneficiaries of this move.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/04.

2.7%	Total S.A/Oil & Gas

Total is France’s largest oil company. It is an integrated oil company that explores for, produces, refines, and markets crude oil and finished products in more than 100 countries. The company also operates a chain of service stations primarily in Europe and Africa. Total has benefited from continued strength in crude oil prices.

1.8%	JPMorgan Chase & Co./Diversified Financial Services

JPMorgan Chase is a global financial services firm that operates in more than 50 countries, providing investment banking, investment management, private banking, and traditional consumer and small business banking services. In July 2004, the company merged with Bank One, which we believe will create synergies across all of its divisions. We also anticipate that capital market activities will return to normal levels after a period of seasonal weakness, and we therefore feel that the fundamental outlook for JPMorgan Chase is positive.

1.8%	Monsanto Co./Chemicals

Monsanto is the leading agricultural genomics company. It produces genetically modified seed traits that control characteristics such as resistance to herbicides, insects, and/or drought. Monsanto also produces the herbicide Roundup. The company is enjoying strong global sales for its genetic trait seeds, and we believe it should see an improved pricing environment for its herbicide business.

1.8%	UBS AG/Capital Markets

UBS is a Switzerland-based global banking services firm, providing private wealth management, consumer banking, investment banking, and asset management services. After a period of seasonal weakness, we anticipate that capital market activities will return to normal levels, and we feel that the fundamental outlook for UBS is therefore positive.

1.7%	Tesco PLC/Food & Staples Retailing

Tesco is a United Kingdom-based food retailer, operating stores globally. The company continues to report strong sales in the UK and internationally.

Holdings are subject to change.

Jennison Global Growth Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2004, at the beginning of the period and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Global Growth Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,009	1.41%	$7.12
	Hypothetical	$1,000	$1,018	1.41%	$7.15

Class B	Actual	$1,000	$1,006	1.91%	$9.63
	Hypothetical	$1,000	$1,016	1.91%	$9.68

Class C	Actual	$1,000	$1,005	2.16%	$10.89
	Hypothetical	$1,000	$1,014	2.16%	$10.94

Class Z	Actual	$1,000	$1,010	1.16%	$5.86
	Hypothetical	$1,000	$1,019	1.16%	$5.89

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004, (to reflect the six-month period).

Jennison Global Growth Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of October 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.0%
COMMON STOCKS

Australia 0.4%
71,000	BHP Billiton Ltd	$734,513
34,000	News Corp. Ltd. (The)	273,518
23,500	Rio Tinto Ltd.	642,452

		1,650,483

Bermuda 2.0%
177,400	Marvell Technology Group Ltd.(a)	5,068,318
105,300	Tyco International Ltd.	3,280,095

		8,348,413

Canada 1.6%
27,700	Research in Motion Ltd.(a)(b)	2,443,140
121,100	Suncor Energy, Inc.	4,129,510

		6,572,650

France 4.2%
49,907	France Telecom S.A.	1,424,585
70,100	Schneider Electric S.A.	4,627,957
54,663	Total S.A.	11,334,048

		17,386,590

Germany 5.5%
23,908	Deutsche Bank AG	1,812,260
279,600	Deutsche Telekom AG(a)	5,342,089
119,700	Metro AG	5,699,253
6,820	SAP AG	1,158,423
79,200	SAP AG (ADR)	3,377,880
76,454	Siemens AG	5,674,728

		23,064,633

Hong Kong 0.8%
1,806,000	Cosco Pacific Ltd.	3,120,834
21,337	HSBC Holdings PLC	345,410

		3,466,244

India 0.1%
16,500	Reliance Industries Ltd. (GDR)	405,900

Ireland 1.0%
230,875	Anglo-Irish Bank Corp. PLC	4,375,898

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	11

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Italy 3.2%
526,700	Enel SpA	$4,750,218
140,667	Eni SpA	3,185,049
259,676	Riunione Adriatica di Sicurta SpA	5,470,111

		13,405,378

Japan 11.4%
500,000	Asahi Glass Co. Ltd.	4,586,119
96,300	Canon, Inc.	4,742,904
7,100	FANUC Ltd.	427,912
18,200	Honda Motor Corp. Ltd.	877,521
5,600	Hoya Corp.	573,764
257,100	JFE Holdings, Inc.	6,888,120
1,400	Keyence Corp.	314,832
39,000	Mitsubishi Corp.	430,069
567,000	Mitsubishi Estate Co. Ltd.	5,974,885
88	Mitsubishi Tokyo Financial Group, Inc.	745,833
646,000	Mitsui & Co. Ltd.	5,420,341
50,400	Nidec Corp.	5,448,649
374,900	Nissan Motor Co. Ltd.	4,218,905
11,300	Nitto Denko Corp.	535,258
72	NTT DoCoMo, Inc.	126,792
11,000	Olympus Optical Co. Ltd.	212,873
3,700	ORIX Corp.	433,101
48,000	Sharp Corp.	661,757
384,000	Sumitomo Realty & Development Co. Ltd.	4,212,826
13,200	Takeda Pharmaceutical Co. Ltd.	636,444

		47,468,905

Netherlands 0.2%
36,885	ING Groep NV	973,580

South Korea 0.4%
8,700	Hyundai Mobis Co.	446,074
2,580	Samsung Electronics Co. Ltd.	1,012,872

		1,458,946

Spain 2.4%
327,284	Banco Bilbao Vizcaya Argentaria S.A.	5,120,753
285,702	Telefonica S.A.	4,702,746

		9,823,499

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Switzerland 6.4%
70,200	Alcon, Inc.(b)	$4,998,240
77,300	Novartis AG (ADR)	3,711,173
88,695	Novartis AG	4,215,310
12,813	Roche Holding AG	1,305,349
50,800	Roche Holding AG (ADR)	5,175,347
102,762	UBS AG	7,381,381

		26,786,800

Taiwan 0.1%
193,947	Taiwan Semiconductor Manufacturing Co. Ltd.	254,300
239,870	Wan Hai Lines Ltd.	230,499

		484,799

United Kingdom 9.5%
25,129	Anglo American PLC	549,764
26,946	AstraZeneca PLC	1,102,009
68,900	AstraZeneca PLC (ADR)	2,838,680
188,700	BHP Billition PLC	1,913,755
477,232	BP PLC	4,612,631
63,520	British Sky Broadcasting Group PLC	591,832
150,738	Centrica PLC	664,946
324,699	Exel PLC	4,209,244
191,722	HSBC Holdings PLC	3,089,616
24,920	Reckitt Benckiser PLC	682,174
242,340	Royal Bank Scotland Group PLC (The)	7,126,837
1,361,800	Tesco PLC	7,161,301
2,036,966	Vodafone Group PLC	5,206,606

		39,749,395

United States 49.8%
158,200	Activision, Inc.(a)(b)	2,290,736
133,200	Agilent Technologies, Inc.(a)	3,337,992
82,600	American Express Co.(b)	4,383,582
57,800	American International Group, Inc.	3,509,038
84,200	Amgen, Inc.(a)	4,782,560
130,200	Apple Computer, Inc.(a)(b)	6,839,406
149,600	Bank of America Corp.(b)	6,700,584
125,200	Bank of New York Co., Inc. (The)	4,063,992
148,400	Bed, Bath & Beyond, Inc.(a)(b)	6,053,236
77,800	BJ Services Co.	3,967,800
132,700	Cendant Corp.(b)	2,732,293
99,200	Chico’s FAS, Inc.(a)(b)	3,970,976

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	13

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

192,800	Cisco Systems, Inc.(a)	$3,703,688
20,300	Citigroup, Inc.	900,711
78,800	Costco Wholesale Corp.(b)	3,777,672
116,100	Dell, Inc.(a)(b)	4,070,466
215,400	DIRECTV Group, Inc.(a)	3,612,258
12,700	eBay, Inc.(a)	1,239,647
89,600	Electronic Arts, Inc.(a)(b)	4,024,832
64,100	Eli Lilly and Co. (The)	3,519,731
142,900	ENSCO International, Inc.	4,365,595
209,800	General Electric Co.	7,158,376
180,200	Gilead Sciences, Inc.(a)	6,240,326
78,700	Guidant Corp.	5,242,994
182,550	IAC/InterActiveCorp(a)(b)	3,946,731
159,000	IVAX Corp.(a)(b)	2,877,900
198,600	JPMorgan Chase & Co.	7,665,960
211,200	Kroger Co. (The)(a)	3,191,232
37,200	Lehman Brothers Holdings, Inc.	3,055,980
111,800	Lowe’s Companies, Inc.(b)	6,292,104
96,200	Mercury Interactive Corp.(a)(b)	4,177,966
220,600	Microsoft Corp.	6,174,594
176,500	Monsanto Co.(b)	7,545,375
75,700	P.F. Chang’s China Bistro, Inc.(a)(b)	3,848,588
70,200	PETsMART, Inc.	2,244,996
128,160	Pfizer, Inc.	3,710,232
59,100	Phelps Dodge Corp.	5,173,614
109,500	Praxair, Inc.	4,620,900
96,100	Procter & Gamble Co. (The)	4,918,398
108,100	QUALCOMM, Inc.(b)	4,519,661
109,600	Schlumberger Ltd.	6,898,224
67,000	Smith International, Inc.(a)(b)	3,891,360
68,500	State Street Corp.(b)	3,085,925
52,400	Symantec Corp.(a)(b)	2,983,656
91,000	Target Corp.	4,551,820
189,200	Univision Communications, Inc., Class A(a)(b)	5,857,632
55,400	Williams-Sonoma, Inc. (The)(a)(b)	2,114,618
100,200	Yahoo! Inc.(a)(b)	3,626,238

		207,462,195

	Total long-term investments (cost $364,565,414)	412,884,308

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 20.5%

Mutual Fund
85,295,882	Dryden Core Investment Fund - Taxable Money Market Series(c) (cost $85,295,882) (Note 3)	$85,295,882

	Total Investments 119.5% (cost $449,861,296; Note 5)	498,180,190
	Liabilities in excess of other assets (19.5%)	(81,384,883)

	Net Assets 100%	$416,795,307

(a)	Non-income producing security.
(b)	Portion of securities on loan with an aggregate market value of $76,941,436; cash collateral of $78,061,666 was received with which the portfolio purchased with highly liquid securities.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

GDR—Guaranteed Depositary Receipt.

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	15

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2004 is as follows:

Mutual Fund	20.5%
Pharmaceuticals	7.0
Commercial Banks	6.6
Software	5.8
Oil & Gas	5.7
Industrial Conglomerates	5.1
Specialty Retail	5.0
Food & Staples Retailing	4.8
Capital Markets	4.7
Energy Equipment & Services	4.6
Chemicals	3.0
Diversified Telecommunication Services	2.7
Biotechnology	2.6
Communications Equipment	2.6
Computers & Peripherals	2.6
Metals & Mining	2.6
Health Care Equipment & Supplies	2.5
Media	2.5
Real Estate	2.4
Diversified Financials	2.3
Electronic Equipment & Instruments	2.3
Insurance	2.1
Semiconductor Equipment & Products	1.5
Trading Companies & Distributors	1.4
Household Products	1.3
Wireless Telecommunication Services	1.3
Automobiles	1.2
Consumer Finance	1.2
Internet & Catalog Retail	1.2
Building Products	1.1
Electric Utilities	1.1
Electrical Equipment	1.1
Multiline Retail	1.1
Office Electronics	1.1
Air Freight & Logistics	1.0
Hotels Restaurants & Leisure	0.9
Internet Software & Services	0.9
Commercial Services & Supplies	0.7
Transportation Infrastructure	0.7
Gas Utilities	0.2
Household Durables	0.2
Auto Components	0.1
Machinery	0.1
Marine	0.1

119.5
Liabilities in excess of other assets	(19.5)

100.0%

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2004	ANNUAL REPORT

Jennison Global Growth Fund

Statement of Assets and Liabilities

as of October 31, 2004

Assets
Investments, at value including securities on loan of $76,941,436 (cost $449,861,296)	$498,180,190
Foreign currency, at value (cost $914,652)	948,452
Receivable for investments sold	727,316
Dividends and interest receivable	454,513
Foreign tax reclaim receivable	327,121
Receivable for Series shares sold	93,513
Prepaid expenses	25,843

Total assets	500,756,948

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	78,061,666
Payable for investments purchased	3,266,704
Payable for Series shares reacquired	1,731,277
Accrued expenses	431,198
Management fee payable	264,142
Distribution fee payable	121,916
Payable to custodian	45,703
Foreign taxes payable	26,619
Deferred directors’ fees payable	12,416

Total liabilities	83,961,641

Net Assets	$416,795,307

Net assets were comprised of:
Common stock, at par	$316,219
Paid-in capital in excess of par	515,254,004

515,570,223
Accumulated net investment loss	(149,951)
Accumulated net realized loss on investments and foreign currency transactions	(147,039,070)
Net unrealized appreciation on investments and foreign currencies	48,414,105

Net assets, October 31, 2004	$416,795,307

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($315,213,591 ÷ 23,443,403 shares of common stock issued and outstanding)	$13.45
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price to public	$14.23

Class B
Net asset value, offering price and redemption price per share ($65,603,025 ÷ 5,386,927 shares of common stock issued and outstanding)	$12.18

Class C
Net asset value, offering price and redemption price per share ($16,343,319 ÷ 1,349,775 shares of common stock issued and outstanding)	$12.11

Class Z
Net asset value, offering price and redemption price per share ($19,635,372 ÷ 1,441,769 shares of common stock issued and outstanding)	$13.62

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	19

Statement of Operations

Year Ended October 31, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $515,000)	$5,834,130
Interest	15
Income from securities lending, net	91,343

Total income	5,925,488

Expenses
Management fee	3,343,319
Distribution fee—Class A	819,038
Distribution fee—Class B	567,050
Distribution fee—Class C	176,825
Transfer agent’s fees and expenses	1,060,000
Custodian’s fees and expenses	368,000
Reports to shareholders	122,000
Legal fees and expenses	80,000
Registration fees	32,000
Directors’ fees	27,000
Audit fees	21,000
Miscellaneous	30,357

Total expenses	6,646,589

Net investment loss	(721,101)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (net of Thailand capital gains taxes of $26,880)	71,598,710
Foreign currency transactions	(239,308)

71,359,402

Net change in unrealized appreciation (depreciation) on:
Investments	(38,976,221)
Foreign currencies	66,165

(38,910,056)

Net gain on investments and foreign currencies	32,449,346

Net Increase In Net Assets Resulting From Operations	$31,728,245

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2004	2003
Increase In Net Assets
Operations
Net investment income (loss)	$(721,101)	$200,902
Net realized gain on investments and foreign currency transactions	71,359,402	201,864
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(38,910,056)	73,903,794

Net increase in net assets resulting from operations	31,728,245	74,306,560

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(862,951)	—
Class Z	(219,096)	—

	(1,082,047)	—

Series share transactions (net of share conversions) (Note 6 and 7)
Net proceeds from shares sold(b)	165,492,705	65,971,140
Net asset value of shares issued in reinvestment of dividends and distributions	1,041,505	—
Cost of shares reacquired	(139,750,168)	(120,626,072)

Net increase (decrease) in net assets from Series share transactions	26,784,042	(54,654,932)

Total increase	57,430,240	19,651,628

Net Assets
Beginning of year	359,365,067	339,713,439

End of year	$416,795,307	$359,365,067

(a) Includes undistributed net investment income of:	$—	$1,082,198

(b)	For the year ended October 31, 2004, includes $127,577,448 for shares issued in connection with the acquisition of Prudential Pacific Growth, Inc. and Prudential Europe Growth, Inc.

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	21

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Jennison Global Growth Fund (the “Series”), Strategic Partners International Value Fund and Jennison International Growth Fund, formerly known as Prudential Global Growth Fund, Prudential International Value Fund and Prudential International Growth Fund, respectively. The financial statements of the other series are not presented herein. The Series commenced investment operations in May, 1984.

The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on commodities exchange or board of trade are valued on their last sales price as of the close of trading on such exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the abscense of an asked price. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2004, there were no securities valued in accordance with such procedures.

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Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Prudential World Funds, Inc./Jennison Global Growth Fund	23

Notes to Financial Statements

Cont’d

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

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Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and to paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75% of the Series’ average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Series.

Prudential World Funds, Inc./Jennison Global Growth Fund	25

Notes to Financial Statements

Cont’d

Pursuant to the Class A Plan, the Series compensates PIMS, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PIMS for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26,1986, plus 1% of the average daily net assets in excess of such level of the Class B shares, and 1% of average daily net assets of Class C shares.

PIMS has advised the Series that it received approximately $64,100 and $900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PI has advised the Series that it received approximately $111,500 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively, during the year ended October 31, 2004.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Series did not borrow any amounts pursuant to the SCA during the year ended October 31, 2004.

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Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2004, the Series incurred fees of approximately $858,400 for the services of PMFS. As of October 31, 2004, approximately $79,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $121,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI was approximately $89,800 for the year ended October 31, 2004. As of October 31, 2004, approximately $23,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2004, the Series earned income from the Portfolio of $25,319 and $91,343 by investing collateral received from securities lending and excess cash.

For the year ended October 31, 2004, Wachovia earned approximately $300 in brokerage commissions from portfolio transactions executed on behalf of the Series.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2004, PIM has been compensated approximately $30,400 for this service.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 aggregated $552,314,027 and $653,852,385, respectively.

As of October 31, 2004, the Series had securities on loan with an aggregate market value of $76,941,436. The Series received $78,061,666 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with Fund’s securities lending procedures.

Prudential World Funds, Inc./Jennison Global Growth Fund	27

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss and accumulated net realized losses on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2004, the adjustments were to decrease accumulated net investment loss by $570,999, to increase accumulated net realized loss on investments and foreign currency transactions by $47,271,676 and increase paid-in capital in excess of par by $46,700,677. These differences are due to net operating loss, due to the treatment for book and tax purposes of certain transactions involving foreign currency transactions, tax adjustments pertaining to the treatment of passive foreign investment companies and other tax adjustments due to the merger. Net investment income, net realized gains and net assets were not affected by this change.

For the fiscal year ended October 31, 2004, the tax character of dividends paid of $1,082,047 was ordinary income. There was no dividends paid for the fiscal year ended October 31, 2003.

As of October 31, 2004, the Series did not have accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$452,225,368	$54,614,265	$(8,659,443)	$95,211	$46,050,033

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and passive foreign investment companies for book and tax purposes.

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For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2004, of approximately $144,812,500 of which $1,715,100 expires in 2005, $6,860,500 expires in 2008, $32,419,400 expires in 2009, $95,037,000 expires in 2010 and $8,780,500 expires in 2011. Approximately $66,968,700 of capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended October 31, 2004. Accordingly, no capital gains distribution in expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5.00%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of 1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be effective during the 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Prudential World Funds, Inc./Jennison Global Growth Fund	29

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2004:
Shares sold	1,538,249	$20,512,794
Shares issued in connection with reorganization (Note 7)	6,721,815	82,815,672
Shares issued in reinvestment of dividends and distributions	67,011	822,896
Shares reacquired	(6,359,527)	(84,267,038)

Net increase (decrease) in shares outstanding before conversion	1,967,548	19,884,324
Shares issued upon conversion from Class B	1,347,440	17,751,465

Net increase (decrease) in shares outstanding	3,314,988	$37,635,789

Year ended October 31, 2003:
Shares sold	3,904,829	$42,792,755
Shares reacquired	(7,306,255)	(80,277,136)

Net increase (decrease) in shares outstanding before conversion	(3,401,426)	(37,484,381)
Shares issued upon conversion from Class B	1,662,325	18,348,560

Net increase (decrease) in shares outstanding	(1,739,101)	$(19,135,821)

Class B
Year ended October 31, 2004:
Shares sold	389,763	$4,673,326
Shares issued in connection with reorganization (Note 7)	3,009,169	33,720,649
Shares reacquired	(1,191,791)	(14,299,947)

Net increase (decrease) in shares outstanding before conversion	2,207,141	24,094,028
Shares reacquired upon conversion into Class A	(1,483,817)	(17,751,465)

Net increase (decrease) in shares outstanding	723,324	$6,342,563

Year ended October 31, 2003:
Shares sold	547,053	$5,520,526
Shares reacquired	(1,663,518)	(16,230,978)

Net increase (decrease) in shares outstanding before conversion	(1,116,465)	(10,710,452)
Shares reacquired upon conversion into Class A	(1,827,256)	(18,348,560)

Net increase (decrease) in shares outstanding	(2,943,721)	$(29,059,012)

Class C
Year ended October 31, 2004:
Shares sold	193,525	$2,327,258
Shares issued in connection with reorganization (Note 7)	544,826	6,083,476
Shares reacquired	(523,219)	(6,278,087)

Net increase (decrease) in shares outstanding	215,132	$2,132,647

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Class C	Shares	Amount
Year ended October 31, 2003:
Shares sold	328,437	$3,315,995
Shares reacquired	(537,080)	(5,369,261)

Net increase (decrease) in shares outstanding	(208,643)	$(2,053,266)

Class Z
Year ended October 31, 2004:
Shares sold	787,823	$10,401,879
Shares issued in connection with reorganization (Note 7)	398,158	4,957,651
Shares issued in reinvestment of dividends and distributions	17,616	218,609
Shares reacquired	(2,582,400)	(34,905,096)

Net increase (decrease) in shares outstanding	(1,378,803)	$(19,326,957)

Year ended October 31, 2003:
Shares sold	1,308,315	$14,341,864
Shares reacquired	(1,707,766)	(18,748,697)

Net increase (decrease) in shares outstanding	(399,451)	$(4,406,833)

Note 7. Plan of Reorganization

On November 21, 2003, Jennison Global Growth Fund acquired all of the net assets of Prudential Pacific Growth Fund, Inc. and the Prudential Europe Growth Fund, Inc. pursuant to a plan of reorganization approved by the Jennison Global Growth Fund shareholders on November 20, 2003. The acquisition was accomplished by a tax-free exchange of Class A, Class B, Class C and Class Z shares.

Prudential Pacific Growth Fund, Inc.		Prudential Europe Growth Fund, Inc.		Jennison Global Growth Fund		Value
Class A	3,474,325	Class A	4,455,047	Class A	6,721,815	$82,815,672
B	981,473	B	2,260,273	B	3,009,169	33,720,649
C	192,708	C	396,713	C	544,826	6,083,476
Z	52,978	Z	360,412	Z	398,158	4,957,651

The aggregate net assets including unrealized appreciation (depreciation) of the Prudential Pacific Growth Fund, Inc., the Prudential Europe Growth Fund, Inc. and the Jennison Global Growth Fund immediately before the acquisition were $36,184,191, $91,393,257 and $345,758,607, respectively.

The future utilization of the acquired capital loss carryforwards from Prudential Pacific Growth Fund, Inc. and Prudential Europe Growth Fund, Inc. in the amounts of $41,646,269 and $29,257,940, respectively, will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Prudential World Funds, Inc./Jennison Global Growth Fund	31

Financial Highlights

Class A
Year Ended October 31, 2004
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.72

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.78

Total from investment operations	.77

Less Dividends and Distributions:
Dividends from net investment income	(.04)
Distributions in excess of net investment income	—
Distributions from net realized capital gains	—

Total dividends and distributions	(.04)

Net asset value, end of year	$13.45

Total Return(b):	6.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$315,214
Average net assets (000)	$327,615
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1 fees)(c)	1.39%
Operating expenses, excluding distribution and service (12b-1 fees)	1.14%
Net investment income (loss)	(.06)%
For Class A, B, C and Z shares:
Portfolio turnover rate	125%

(a)	Based on average shares outstanding.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Series has contractually agreed to reduce its distribution and service (12b-1) for Class A shares to .25 of 1% of the average net assets.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2003	2002	2001	2000

$10.21	$12.23	$21.35	$21.19

.02	(.01)	.01	(.09)
2.49	(2.01)	(5.83)	2.25

2.51	(2.02)	(5.82)	2.16

—	—	—	—
—	—	—	(.19)
—	—	(3.30)	(1.81)

—	—	(3.30)	(2.00)

$12.72	$10.21	$12.23	$21.35

24.58%	(16.52)%	(30.87)%	9.80%

$256,106	$223,191	$304,777	$396,870
$230,103	$284,046	$353,879	$415,035

1.59%	1.46%	1.37%	1.27%
1.34%	1.21%	1.12%	1.02%
.15%	(.18)%	.06%	(.38)%

79%	67%	72%	82%

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	33

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2004
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.54

Income (Loss) From Investment Operations:
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71

Total from investment operations	.64

Less Dividends and Distributions:
Distributions in excess of net investment income	—
Distributions from net realized capital gains	—

Total dividends and distributions	—

Net asset value, end of year	$12.18

Total Return(b):	5.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$65,603
Average net assets (000)	$75,607
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1 fees)	1.89%
Operating expenses, excluding distribution and service (12b-1 fees)	1.14%
Net investment loss	(.55)%

(a)	Based on average shares outstanding.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class B
Year Ended October 31,
2003	2002	2001	2000

$9.31	$11.23	$20.00	$19.98

(.04)	(.08)	(.08)	(.24)
2.27	(1.84)	(5.39)	2.12

2.23	(1.92)	(5.47)	1.88

—	—	—	(.05)
—	—	(3.30)	(1.81)

—	—	(3.30)	(1.86)

$11.54	$9.31	$11.23	$20.00

23.95%	(17.10)%	(31.27)%	8.94%

$53,834	$70,804	$130,201	$288,418
$58,843	$109,004	$195,461	$355,100

2.09%	2.00%	2.00%	1.96%
1.34%	1.21%	1.12%	1.02%
(.37)%	(.73)%	(.58)%	(1.07)%

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	35

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2004
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.50

Income (Loss) From Investment Operations:
Net investment income loss	(.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71

Total from investment operations	.61

Less Dividends and Distributions:
Distributions in excess of net investment income	—
Distributions from net realized capital gains	—

Total dividends and distributions	—

Net asset value, end of year	$12.11

Total Return(b):	5.30%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,343
Average net assets (000)	$17,682
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1 fees)	2.14%
Operating expenses, excluding distribution and service (12b-1 fees)	1.14%
Net investment loss	(.81)%

(a)	Based on average shares outstanding.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class C
Year Ended October 31,
2003	2002	2001	2000

$9.30	$11.24	$19.99	$19.97

(.06)	(.10)	(.09)	(.24)
2.26	(1.84)	(5.36)	2.11

2.20	(1.94)	(5.45)	1.87

—	—	—	(.04)
—	—	(3.30)	(1.81)

—	—	(3.30)	(1.85)

$11.50	$9.30	$11.24	$19.99

23.66%	(17.26)%	(31.17)%	8.89%

$13,053	$12,490	$16,006	$21,377
$12,091	$14,897	$18,330	$18,886

2.34%	2.21%	2.12%	2.02%
1.34%	1.21%	1.12%	1.02%
(.60)%	(.92)%	(.68)%	(1.11)%

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2004
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.90

Income (Loss) From Investment Operations:
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.79

Total from investment operations	.80

Less Dividends and Distributions:
Dividends from net investment income	(.08)
Distributions in excess of net investment income	—
Distributions from net realized capital gains	—

Total dividends and distributions	(.08)

Net asset value, end of year	$13.62

Total Return(b):	6.32%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,635
Average net assets (000)	$24,872
Ratios to average net assets:
Operating expenses, including distribution and service (12b-1 fees)	1.14%
Operating expenses, excluding distribution and service (12b-1 fees)	1.14%
Net investment income (loss)	.10%

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2003	2002	2001	2000

$10.32	$12.35	$21.46	$21.29

.05	.01	.05	(.02)
2.53	(2.04)	(5.86)	2.23

2.58	(2.03)	(5.81)	2.21

—	—	—	—
—	—	—	(.23)
—	—	(3.30)	(1.81)

—	—	(3.30)	(2.04)

$12.90	$10.32	$12.35	$21.46

24.90%	(16.50)%	(30.57)%	9.97%

$36,372	$33,228	$42,562	$70,956
$33,443	$40,960	$54,387	$77,989

1.34%	1.21%	1.12%	1.02%
1.34%	1.21%	1.12%	1.02%
.40%	.08%	.32%	(.08)%

See Notes to Financial Statements.

Prudential World Funds, Inc./Jennison Global Growth Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Prudential World Fund, Inc.—Jennison Global Growth Fund

We have audited the accompanying statement of assets and liabilities of The Prudential World Fund, Inc.—Jennison Global Growth Fund (one of the portfolios constituting The Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to October 31, 2004, were audited by another independent registered public accounting firm, whose report dated December 22, 2003 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2004

40	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series fiscal year end, October 31, 2004, as to the federal income tax status of the dividends paid by the Series. The Series paid ordinary income distribution in the amount of $0.04 and $0.08 per share for Class A and Class Z, respectively.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended October 31, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Series intends to designate 100% of ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Prudential World Funds, Inc./Jennison Global Growth Fund	41

Additional Information

(Unaudited)

The Fund files a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

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Management of the Fund

(Unaudited)

Information pertaining to the Board of Directors is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the Manager).

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 1984(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company); (since 2002) FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 2003(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Prudential World Funds, Inc./Jennison Global Growth Fund	43

Stephen Stoneburn (61), Director since 1996(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1984(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

Officers(2)

Jonathan D. Shain (46), Secretary since 2001(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

44	Visit our website at www.jennisondryden.com

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (45), Chief Compliance Officer since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

William V. Healey (51), Chief Legal Officer since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the Investment Company Act of 1940 (the 1940 Act), by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM), (Bank of Ireland Asset Management (U.S.) Limited or BIAM) or (Jennison Associations LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Prudential World Funds, Inc./Jennison Global Growth Fund	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	0.27%	–4.57%	4.34%	5.62%
Class B	0.55	–4.22	4.25	9.02
Class C	4.30	–4.19	4.18	4.43
Class Z	6.32	–3.27	N/A	4.79

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	6.11%	–3.48%	4.93%	6.02%
Class B	5.55	–4.08	4.25	9.02
Class C	5.30	–4.19	4.18	4.43
Class Z	6.32	–3.27	N/A	4.79

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; and Class Z, 3/1/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Global Growth Fund (Class A shares) with a similar investment in the MSCI World Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1994) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% annually for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI World Index is an unmanaged, weighted index of performance that reflects the stock price movement in securities listed on stock exchanges of Australia, Canada, Europe, the Far East, and the United States. The MSCI World Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI World Index may differ substantially from the securities in the Fund. The MSCI World Index is not the only index that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Global Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange
Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Jonathan D. Shain, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Global Growth Fund
Share Class	A	B	C	Z
NASDAQ	PRGAX	PRGLX	PRGCX	PWGZX
CUSIP	743969107	743969206	743969305	743969404

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Global Growth Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Global Growth Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Global Growth Fund
Share Class	A	B	C	Z
NASDAQ	PRGAX	PRGLX	PRGCX	PWGZX
CUSIP	743969107	743969206	743969305	743969404

MF115E    IFS-AO98922    Ed. 12/2004

Dryden International Equity Fund

OCTOBER 31, 2004	ANNUAL REPORT

FUND TYPE

Global/International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for the Dryden International Equity Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden International Equity Fund

Dryden International Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Equity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Three Years	Since Inception[2]
Class A	18.80%	31.58%	–42.50%
Class B	17.83	28.47	–44.50
Class C	17.83	28.47	–44.50
Class Z	18.85	32.12	–42.00
MSCI EAFE® Index[3]	18.84	31.02	–11.93	[5]
Lipper International Multi-Cap Growth Funds Avg.[4]	13.15	25.91	–30.65	[5]

Average Annual Total Returns[1] as of 9/30/04
	One Year	Three Years	Since Inception[2]
Class A	16.36%	7.94%	–12.99%
Class B	17.45	8.33	–12.76
Class C	21.45	9.17	–12.57
Class Z	23.41	10.24	–11.74
MSCI EAFE® Index[3]	22.08	9.12	–3.44	[5]
Lipper International Multi-Cap Growth Funds Avg.[4]	17.18	8.08	–8.92	[5]

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in

2	Visit our website at www.jennisondryden.com

effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 3/1/2000.

3The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East.

4The Lipper International Multi-Cap Growth Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Multi-Cap Growth Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

5The Since Inception returns for the MSCI EAFE® Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Investors cannot invest directly in an index. The returns for the MSCI EAFE® Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/04
BP PLC, Oil & Gas	2.0%
Total SA, Oil & Gas	1.9
Toyota Motor Corp., Automobiles	1.7
GlaxoSmithKline PLC, Pharmaceuticals	1.7
HSBC Holdings PLC, Commercial Banks	1.6

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/04
Commercial Banks	19.4%
Oil & Gas	9.7
Pharmaceuticals	6.6
Insurance	5.0
Diversified Telecommunication Services	4.5

Industry weightings are subject to change.

Dryden International Equity Fund	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

Our quantitative investment discipline

We use quantitative methods to select individual securities. This means that we rate the attractiveness of a stock with a formula that includes such characteristics as price, the company’s earnings, anticipated future earnings growth, and a number of other variables. We rely on objective data rather than judgments about companies’ business prospects. Usually, stocks of both fast- and slow-growing companies (the former are often called growth stocks, the latter value stocks) are represented in our portfolio. We have found that no single group of selection criteria identifies winners and losers equally well within each style. Therefore we apply different selection criteria to growth and value stocks.

We create a ranking of stocks using proprietary quantitative methods, and put together a portfolio that satisfies our risk control objectives while giving preference to highly ranked stocks. We incorporate risk controls to limit the portfolio’s deviations from the MSCI EAFE universe on many factors—such as industry profile or market capitalization (the value of the overall equity in the firm)—that can affect stock returns.

Analysis of the reporting period’s return

Over the Fund’s reporting period, the MSCI EAFE® Index rose 18.84% in U.S. dollars, while the Fund’s Class A shares returned 18.80%.

During the period, the Fund’s holdings in every country had double-digit gains. Its Australian stocks gained about 38%. Stocks in the United Kingdom and Japan gained 24% and 14% respectively. The appreciation of many foreign currencies against the U.S. dollar was responsible for part of the strong performance of international equities when measured in dollar terms. For example, the euro gained 10% during this period and the Japanese yen gained about 4%.

Throughout this period our stock selection process yielded a portfolio that essentially matched the country weights of our target index. However, a slight underweight in Europe and the United Kingdom in favor of Japan subtracted some relative performance. Strong selection of securities within Continental Europe and Japan substantially offset the impact of regional weightings. For example, we held overweights in the Norwegian shipping company Frontline (+287%) and Finnish energy producer/marketer Fortum (+74%). (Frontline is considered & Norwegian company although it is registered in Bermuda. We sold the position, taking profits, after the end of the reporting period.) In Japan we held overweights in Mitsubishi Tokyo Financial Group (+19%) and Toyota Motor (+38%). These all had significant gains.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

4	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2004, at the beginning of the period, and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The

Dryden International Equity Fund	5

Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Equity Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,079	2.12%	$11.08
	Hypothetical	$1,000	$1,014	2.12%	$10.73

Class B	Actual	$1,000	$1,073	2.87%	$14.96
	Hypothetical	$1,000	$1,011	2.87%	$14.51

Class C	Actual	$1,000	$1,073	2.87%	$14.96
	Hypothetical	$1,000	$1,011	2.87%	$14.51

Class Z	Actual	$1,000	$1,078	1.87%	$9.77
	Hypothetical	$1,000	$1,016	1.87%	$9.48

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004 (to reflect the six-month period).

6	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of October 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS 97.7%

Australia 4.9%
17,735	AMP, Ltd.	$84,384
18,579	Australia and New Zealand Banking Group, Ltd.	283,103
300	Australian Gas Light Co., Ltd.	2,936
4,549	BHP Billiton, Ltd.	47,061
103,439	BlueScope Steel, Ltd.	597,249
63,463	Boral, Ltd.	314,760
21,845	Centro Properties Group	78,975
9,417	Commonwealth Bank of Australia	225,792
4,680	CSL, Ltd.	100,671
21,152	General Property Trust	58,774
32,112	John Fairfax Holdings, Ltd.	102,900
39,488	Macquarie Infrastructure Group	109,428
42,934	Mirvac Group	145,275
24,796	Orica, Ltd.	314,493
30,795	QBE Insurance Group, Ltd.	315,822
3,254	Rinker Group, Ltd.	21,097
9,714	Suncorp-Metway, Ltd.	124,220
48,727	Telstra Corp., Ltd.	169,972
2,800	Westfield Group(a)	31,372
54,562	Westpac Banking Corp.	769,456
29,986	WMC Resources, Ltd.	151,187
38,455	Woolworths, Ltd.	384,327

		4,433,254

Austria 0.9%
100	Bank Austria Creditanstalt	7,379
9,719	Erste Bank der oesterreichischen Sparkassen AG	431,347
322	OMV AG	77,103
5,204	voestalpine AG	302,125

		817,954

Belgium 1.8%
422	Compagnie Maritime Belge SA	88,788
920	Delhaize Group	59,099
31,734	Dexia	633,765
7,263	Fortis	183,946
5,042	KBC Bankverzekeringsholding	368,466
2,338	Mobistar SA(a)	174,874

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	7

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

161	SA D’Ieteren NV	$29,082
1,052	Umicore	81,028

		1,619,048

Bermuda 0.2%
4,332	Frontline, Ltd.	212,810
240	Ship Finance International, Ltd.	4,824

		217,634

Cayman Islands 0.2%
40,000	ASM Pacific Technology, Ltd.	129,249
10,000	Kingboard Chemical Holdings, Ltd.	20,942

		150,191

Denmark 0.3%
14	A P Moller—Maersk A/S	103,060
2,400	Danisco A/S	132,710
1,700	TDC A/S	62,717

		298,487

Finland 1.7%
42,800	Fortum Oyj	653,325
3,100	Kesko Oyj (Class “B” Shares)	69,206
24,161	Nokia Oyj	371,574
700	Nokian Renkaat Oyj	75,633
1,600	Orion Oyj (Class “B” Shares)	22,836
4,400	Outokumpu Oyj (Class “A” Shares)	75,616
2,532	Pohjola Group PLC (Class “D” Shares)	26,475
6,824	Rautaruukki Oyj	70,572
17,736	Sampo Oyj (Class “A” Shares)	210,720

		1,575,957

France 9.4%
2,887	Air France	50,128
22,968	Axa	492,881
13,232	BNP Paribas SA	897,974
13,644	Bouygues SA	535,948
2,335	CNP Assurances	158,462
11,206	Compagnie de Saint-Gobain	613,660
560	Compagnie Generale des Etablissements Michelin (Class “B” Shares)	30,382
8,737	Credit Agricole SA	255,286
10,143	France Telecom SA(a)	289,530

See Notes to Financial Statements.

8	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

1,586	Lafarge SA	$144,350
729	Lagardere S.C.A.	46,830
2,077	Pernod Ricard SA	286,662
8,254	Renault SA	688,767
16,170	Sanofi-Synthelabo SA	1,178,606
6,235	Societe Generale	576,600
3,250	Suez SA	75,738
8,146	Total SA	1,689,025
3,669	Vinci SA	435,678
4,305	Vivendi Universal SA(a)	117,245

		8,563,752

Germany 5.5%
941	Allianz AG	99,806
3,078	Commerzbank AG(a)	56,107
3,076	Continental AG	167,469
2,802	DaimlerChrysler AG	115,411
7,013	Deutsche Bank AG	531,595
21,424	Deutsche Post AG	417,507
16,072	Deutsche Telekom AG(a)	307,075
11,590	E.ON AG	940,312
2,401	HeidelbergCement AG	117,831
2,485	Metro AG	118,318
5,447	Muenchener Rueckversicherungs-Gesellschaft AG	531,304
789	Puma AG Rudolf Dassler Sport	197,016
3,272	RWE AG	172,812
903	SAP AG	153,381
10,959	Siemens AG	813,422
7,462	Suedzucker AG	141,336
5,500	ThyssenKrupp AG	102,845

		4,983,547

Greece 1.1%
3,846	Alpha Bank AE	109,098
1,300	Coca-Cola Hellenic Bottling Co. SA	28,807
10,547	EFG Eurobank Ergasias	285,767
1,251	Folli-Follie SA	38,192
5,300	Hellenic Petroleum SA	50,834
7,540	National Bank of Greece SA	209,089
11,300	OPAP SA	229,412

		951,199

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	9

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Hong Kong 1.2%
40,000	Cheung Kong Holdings, Ltd.	$331,475
9,500	CLP Holdings, Ltd.	54,558
45,506	Esprit Holdings, Ltd.	243,216
21,000	Hopewell Holdings, Ltd.	45,192
17,000	Swire Pacific, Ltd. (Class “A” Shares)	120,674
144,882	Techtronic Industries Co., Ltd.	288,521

		1,083,636

Ireland 1.1%
8,556	Allied Irish Banks PLC	148,562
26,997	Bank of Ireland	369,171
11,853	CRH PLC	281,951
8,347	Depfa Bank PLC	127,414
28,407	Independent News & Media PLC	82,388

		1,009,486

Italy 2.9%
130,771	Banca Intesa SpA	533,974
16,837	Banca Popolare di Verona E Novara Scrl	297,703
500	Benetton Group SpA	5,756
400	Bulgari SpA	4,127
49,488	Eni SpA	1,120,531
27,076	Grupo Editoriale L’Espresso SpA	144,656
1,790	Italcementi SpA	27,415
10,912	Snam Rete Gas SpA	55,245
26,057	Telecom Italia Mobile SpA	153,134
78,939	Telecom Italia SpA	262,081

		2,604,622

Japan 22.6%
410	ACOM Co., Ltd.	25,676
2,700	Advantest Corp.	188,408
100	Aiful Corp.	9,963
7,000	Ajinomoto Co., Inc.	77,390
19,800	Aoyama Trading Co., Ltd.	430,718
13,000	Asahi Breweries, Ltd.	133,685
29,000	Asahi Glass Co., Ltd.	265,995
25,000	Asahi Kasei Corp.	106,413
700	Asatsu—DK, Inc.	19,842
9,000	Bank of Yokohama, Ltd.	53,734
7,000	Bridgestone Corp.	126,566

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

16,000	Canon, Inc.	$788,021
3,000	Central Glass Co., Ltd.	20,171
20,900	Chubu Electric Power Co., Inc.	453,663
4,000	Citizen Watch Co., Ltd.	37,518
2,300	Coca-Cola West Japan Co., Ltd.	55,664
21,000	Dai Nippon Printing Co., Ltd.	286,948
3,000	Daimaru, Inc. (The)	22,262
2,100	Daito Trust Construction Co., Ltd.	88,596
17,000	Denki Kagaku Kogyo Kabushiki Kaisha	51,549
16,800	Denso Corp.	401,846
37	East Japan Railway Co.	194,077
4,000	Eisai Co., Ltd.	114,888
1,500	Fast Retailing Co., Ltd.	95,207
3,000	Fujisawa Pharmaceutical Co., Ltd.	78,256
59,000	Hitachi, Ltd.	370,590
10,800	Honda Motor Co., Ltd.	520,727
3,200	Hoya Corp.	327,865
7,000	Itochu Corp.(a)	30,059
34	Japan Tobacco, Inc.	298,088
11,800	JFE Holdings, Inc.	316,141
7,000	Kaneka Corp.	72,841
7,600	Kansai Electric Power Co., Inc.	142,281
18,000	Kao Corp.	414,446
2,900	Katokichi Co., Ltd.	54,428
35,000	Kawasaki Kisen Kaisha, Ltd.	233,026
1,700	Keyence Corp.	382,296
9,000	Kikkoman Corp.	78,990
21,000	Komatsu, Ltd.	140,211
59,000	Kubota Corp.	268,359
700	Kyocera Corp.	50,692
6,000	Kyowa Hakko Kogyo Co., Ltd.	41,925
15,000	Kyushu Electric Power Co., Inc.	296,638
8,000	Makita Corp.	109,991
17,000	Meiji Dairies Corp.	96,695
58,000	Mitsubishi Corp.	639,589
49,000	Mitsubishi Gas Chemical Co., Inc.	209,492
46	Mitsubishi Tokyo Financial Group, Inc.	389,867
11,000	Mitsui & Co., Ltd.	92,297
80,000	Mitsui Mining & Smelting Co., Ltd.	315,661
73,000	Mitsui O.S.K. Lines, Ltd.	431,717
3,000	Mitsui Sumitomo Insurance Co., Ltd.	24,579
4,000	Nippon Meat Packers, Inc.	49,798
42,000	Nippon Oil Corp.	266,183

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	11

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

17,000	Nippon Shokubai Co., Ltd.	$122,949
106	Nippon Telegraph and Telephone Corp.	449,195
23,000	Nippon Yusen Kabushiki Kaisha	115,444
69,600	Nissan Motor Co., Ltd.	783,238
17,000	Nisshin Seifun Group, Inc.	169,536
8,100	Nitto Denko Corp.	383,680
2,000	Nomura Holdings, Inc.	24,484
7,000	NTN Corp.	36,717
10,000	Obayashi Corp.	53,677
25,000	Oji Paper Co., Ltd.	142,433
900	ORIX Corp.	105,349
1,850	Promise Co., Ltd.	117,422
15	Rakuten, Inc.	112,299
23,000	Ricoh Co., Ltd.	428,854
1,900	Sankyo Co., Ltd.	75,864
4,600	Sankyo Company, Ltd.	95,301
5,000	Sanwa Shutter Corp.	25,520
10,000	Sapporo Holdings, Ltd.	39,834
1,500	Sega Sammy Holdings, Inc.(a)	69,498
9,000	Seino Transportation Co., Ltd.	81,364
7,000	Sekisui Chemical Co., Ltd.	44,430
6,000	Shionogi & Co., Ltd.	92,947
3,600	Sony Corp.	125,097
46,000	Sumitomo Corp.	341,784
13,000	Sumitomo Electric Industries, Ltd.	123,034
28,000	Sumitomo Heavy Industries, Ltd.(a)	81,213
8,000	Sumitomo Realty & Development Co., Ltd.	87,767
9,000	Taisho Pharmaceutical Co., Ltd.	162,219
19,500	Takeda Chemical Industries, Ltd.	940,201
2,620	Takefuji Corp.	165,307
3,000	TDK Corp.	207,929
2,000	THK Co., Ltd.	34,693
9,600	Tohoku Electric Power Co., Inc.	163,541
6,500	Tokyo Broadcasting System, Inc.	103,936
1,700	Tokyo Electric Power Co., Inc.	38,422
10,000	Tokyo Electron, Ltd.	541,482
134,000	Tokyo Gas Co., Ltd.	498,446
22,000	Tokyu Corp.	99,444
25,000	Toray Industries, Inc.	116,536
18,000	Tosoh Corp.	76,109
6,000	Toyo Suisan Kaisha, Ltd.	70,120
40,500	Toyota Motor Corp.	1,575,148
3,500	Trend Micro, Inc.	167,436

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

31	West Japan Railway Co.	$123,486
2,600	Yamada Denki Co., Ltd.	92,061
16,500	Yamaha Corp.	251,563

		20,549,537

Luxembourg 0.3%
16,848	Arcelor	313,757

Netherlands 5.1%
37,199	ABN AMRO Holding NV	887,231
34,851	Aegon NV	380,370
9,558	ASML Holding NV(a)	135,808
2,528	Corio NV	125,960
9,614	European Aeronautic Defence and Space Co.	273,329
36,607	ING Groep NV	966,243
10,495	James Hardie Industries NV	49,387
66,886	Koninklijke (Royal) KPN NV	533,466
8,129	Koninklijke (Royal) Philips Electronics NV	191,816
15,493	Royal Dutch Petroleum Co.	839,358
8,270	TPG NV	199,246
857	Wereldhave NV	76,310

		4,658,524

New Zealand 0.3%
21,199	Fletcher Building, Ltd.	79,037
9,075	Sky Network Telelevison, Ltd.(a)	34,580
46,024	Telecom Corporation of New Zealand, Ltd.	181,668

		295,285

Norway 1.2%
19,400	DNB NOR ASA	163,896
4,180	Norsk Hydro ASA	306,706
29,400	Statoil ASA	424,314
22,200	Telenor ASA	176,264

		1,071,180

Portugal 0.5%
5,109	Banco BPI SA	19,822
18,149	Banco Comercial Portugues SA	42,710
500	Banco Espirito Santo SA	8,529
7,880	Jeronimo Martins, SGPS SA(a)	92,519
22,140	Portugal Telecom, SGPS SA	248,681

		412,261

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	13

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Singapore 1.2%
5,000	ComfortDelGro Corp., Ltd.	$4,294
34,000	DBS Group Holdings, Ltd.	318,511
7,000	Fraser and Neave, Ltd.	57,589
35,000	Jardine Cycle & Carriage, Ltd.	168,143
100,000	Neptune Orient Lines, Ltd.	178,351
15,000	Oversea-Chinese Banking Corp., Ltd.	124,306
26,000	Singapore Airlines, Ltd.	167,062
50,000	Singapore Post, Ltd.	24,170
5,000	Singapore Press Holdings, Ltd.	14,112
5,000	United Overseas Bank, Ltd.	40,534

		1,097,072

Spain 3.0%
1,000	Acerinox SA	13,853
9,039	ACS SA	174,655
8,151	Banco Bilbao Vizcaya Argentaria SA	127,532
47,269	Banco Santander Central Hispano SA	526,124
19,316	Endesa SA	390,923
10,023	Iberdrola SA	218,786
1,963	Metrovacesa SA	85,249
1,862	Promotora de Informaciones SA	35,078
32,153	Repsol YPF SA	694,895
6,826	Telefonica Publicidad e Informacion SA	50,101
24,184	Telefonica SA	398,076

		2,715,272

Sweden 2.5%
1,000	Billerud	15,253
500	Capio AB(a)	5,026
63,522	Nordea Bank AB	546,976
22,787	Skandinaviska Enskilda Banken AB (Class “A” Shares)	378,013
3,304	SSAB Svenskt Stal AB (Class “A” Shares)	65,261
10,000	Svenska Handelsbanken AB (Class “A” Shares)	215,798
191,812	Telefonaktiebolaget LM Ericsson (Class “B” Shares)(a)	555,496
11,500	TeliaSonera AB	61,436
11,400	Volvo AB (Class “B” Shares)	430,316

		2,273,575

Switzerland 5.9%
4,757	ABB Ltd.(a)	27,399
26,453	Credit Suisse Group(a)	901,619

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

4,341	Kudelski SA(a)	$131,157
1,090	Logitech International SA(a)	56,385
2,820	Nestle SA	664,834
17,148	Novartis AG	814,974
4,686	Roche Holdings AG	477,395
105	SGS SA	66,682
957	Straumann AG	197,541
163	Sulzer AG	54,811
4,770	Swiss Re	291,810
18,226	UBS AG	1,309,171
2,893	Zurich Financial Services AG(a)	410,551

		5,404,329

United Kingdom 23.9%
10,605	Alliance Unichem PLC	129,511
9,257	AstraZeneca PLC	378,583
46,256	Aviva PLC	461,914
5,772	BAA PLC	60,654
111,219	Barclays PLC	1,084,145
35,674	Barratt Developments PLC	330,749
8,276	Bellway PLC	102,661
17,461	Berkeley Group Holdings PLC	380,726
60,962	BHP Billiton PLC	618,263
185,499	BP PLC	1,792,919
1,000	BPB PLC	7,700
11,579	British Airways PLC(a)	45,668
214,380	BT Group PLC	729,642
100	Carnival PLC	5,281
12,910	Centrica PLC	56,948
43,519	COLT Telecom Group PLC(a)	35,085
10,034	Diageo PLC	133,937
31,760	Dixons Group PLC	99,948
11,754	Enterprise Inns PLC	133,313
114,915	Friends Provident PLC	286,360
49,388	George Wimpey PLC	316,728
73,284	GlaxoSmithKline PLC	1,540,172
4,749	Hanson PLC	34,980
45,125	HBOS PLC	603,169
54,065	HHG PLC CDI(a)	46,441
90,389	HSBC Holdings PLC	1,456,626
69,728	Imperial Chemical Industries PLC	267,663
20,414	Imperial Tobacco Group PLC	475,786
4,866	Inchcape PLC	131,778

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	15

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

34,132	Kelda Group PLC	$349,912
29,818	Kesa Electricals PLC	148,609
136,625	Legal & General Group PLC	247,835
28,711	Lloyds TSB Group PLC	226,737
18,055	Marks & Spencer Group PLC	118,765
10,461	Mitchells & Butlers PLC	54,580
8,546	National Grid Transco PLC	74,145
19,331	Next PLC	591,517
36,913	Persimmon PLC	417,989
46,489	Prudential PLC	341,153
12,247	Reckitt Benckiser PLC	335,256
48,582	Reuters Group PLC	330,030
5,694	RMC Group PLC	88,734
67,461	Royal & Sun Alliance Insurance Group PLC	92,397
35,221	Royal Bank of Scotland Group PLC	1,035,794
17,894	Scottish and Southern Energy PLC	273,609
1,826	Severn Trent PLC	30,631
116,914	Shell Transport & Trading Co. PLC	918,475
54,023	Tate & Lyle PLC	419,950
41,059	Taylor Woodrow PLC	174,163
131,357	Tesco PLC	690,767
4,713	Tomkins PLC	21,503
4,775	Trinity Mirror PLC	56,433
14,896	Unilever PLC	125,279
33,210	United Utilities PLC	349,283
566,943	Vodafone Group PLC	1,449,140
20,033	Whitbread PLC	298,057
3,812	William Hill PLC	34,155
15,014	Wolseley PLC	258,871
39,273	WPP Group PLC	393,261

		21,694,380

	Total common stocks (cost $75,890,815)	88,793,939

PREFERRED STOCKS 0.2%

Australia 0.1%
6,529	News Corporation, Ltd.	51,206

Germany 0.1%
85	Porsche AG	53,950
4,860	ProSiebenSat.1 Media AG	86,798

		140,748

	Total preferred stocks (cost $182,467)	191,954

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

RIGHT

United Kingdom
7,748	Prudential PLC(a) (cost $0)	$13,061

	Total long-term investments (cost $76,073,282)	88,998,954

Principal Amount (000)
SHORT-TERM INVESTMENTS 0.4%
U.S. GOVERNMENT SECURITIES 0.4%

United States 0.4%
$380	United States Treasury Bills(b)(c) 1.63%, 12/16/04 (cost $379,232)	379,202

	Total Investments 98.3% (cost $76,452,514)	89,378,156
	Other assets in excess of liabilities 1.7%	1,527,070

	Net Assets 100%	$90,905,226

(a)	Non-income producing security.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	All or portion of security segregated as collateral for financial futures contracts.

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	17

The industry classification of portfolio holdings shown as a percentage of net assets as of October 31, 2004 was as follows:

Commercial Banks	19.4%
Oil & Gas	9.7
Pharmaceuticals	6.6
Insurance	5.0
Diversified Telecommunication Services	4.5
Automobiles	4.1
Metals & Mining	3.4
Electric Utilities	3.4
Wireless Telecommunication Services	2.4
Food Products	2.3
Household Durables	2.1
Diversified Financials	1.9
Media	1.8
Electronic Equipment & Instruments	1.7
Marine	1.5
Trading Companies & Distributors	1.5
Electrical Equipment	1.5
Chemicals	1.5
Machinery	1.5
Real Estate	1.4
Food & Drug Retailing	1.4
Office Electronics	1.3
Construction Materials	1.3
Specialty Retail	1.2
Semiconductor Equipment & Products	1.1
Multiline Retail	1.0
Communications Equipment	1.0
Building Products	1.0
Auto Components	0.9
Tobacco	0.9
Hotels Restaurants & Leisure	0.8
Household Products	0.8
Beverages	0.8
Construction & Engineering	0.7
Air Freight & Couriers	0.7
Gas Utilities	0.7
Multi-Utilities	0.7
Road & Rail	0.5
Leisure Equipment & Products	0.4
Water Utilities	0.4
Commercial Services & Supplies	0.4
Distributors	0.4
Software	0.4
Aerospace & Defense	0.3
Airlines	0.3
Textiles & Apparel	0.3

See Notes to Financial Statements.

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Health Care Equipment & Supplies	0.2%
Transportation Infrastructure	0.2
Paper & Forest Products	0.2
Health Care Providers & Services	0.1
Internet & Catalog Retail	0.1
Industrial Conglomerates	0.1
Computers & Peripherals	0.1
Cash & Equivalents	0.4

98.3
Other assets in excess of liabilities	1.7

100.0%

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	19

Statement of Assets and Liabilities

as of October 31, 2004

Assets
Investments, at value (cost $76,452,514)	$89,378,156
Foreign currency, at value (cost $1,463,417)	1,502,529
Cash	43,291
Receivable for Series shares sold	343,798
Dividends receivable	166,446
Tax reclaims receivable	64,499
Prepaid expenses and other assets	1,892

Total assets	91,500,611

Liabilities
Accrued expenses	282,687
Payable for Series shares reacquired	173,772
Management fee payable	64,527
Distribution fee payable	51,675
Withholding tax payable	13,302
Due to broker-variation margin	8,422
Deferred directors’ fees	1,000

Total liabilities	595,385

Net Assets	$90,905,226

Net assets were comprised of:
Common stock, at par	$161,422
Paid-in capital in excess of par	253,897,508

254,058,930
Undistributed net investment income	245,055
Accumulated net realized loss on investments, futures and foreign currency transactions	(176,381,306)
Net unrealized appreciation on investments, futures and foreign currencies	12,982,547

Net assets October 31, 2004	$90,905,226

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($22,102,836 ÷ 3,844,153 shares of common stock issued and outstanding)	$5.75
Maximum sales charge (5.50% of offering price)	0.33

Maximum offering price to public	$6.08

Class B
Net asset value, offering price and redemption price per share ($42,252,041 ÷ 7,614,916 shares of common stock issued and outstanding)	$5.55

Class C
Net asset value, offering price and redemption price per share ($13,669,464 ÷ 2,463,646 shares of common stock issued and outstanding)	$5.55

Class Z
Net asset value, offering price and redemption price per share ($12,880,885 ÷ 2,219,519 shares of common stock issued and outstanding)	$5.80

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	21

Statement of Operations

Year Ended October 31, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $259,240)	$2,219,480
Interest	5,649
Income from securities loaned, net	5,451

Total income	2,230,580

Expenses
Management fee	715,305
Distribution fee—Class A	51,900
Distribution fee—Class B	423,339
Distribution fee—Class C	139,562
Transfer agent’s fees and expenses	287,000
Custodian’s fees and expenses	267,000
Reports to shareholders	51,000
Legal fees and expenses	46,000
Registration fees	40,000
Audit fee	23,000
Directors’ fees	12,000
Miscellaneous	47,575

Total expenses	2,103,681

Net investment income	126,899

Realized And Unrealized Gain (Loss) On Investments, Futures And Foreign Currency Transactions
Net realized gain on:
Investment transactions	17,665,161
Financial futures transactions	98,508
Foreign currency transactions	98,245

17,861,914

Net change in unrealized appreciation (depreciation) on:
Investments	(4,251,747)
Financial futures contracts	6,570
Foreign currencies	65,377

(4,179,800)

Net gain on investments, futures and foreign currencies	13,682,114

Net Increase In Net Assets Resulting From Operations	$13,809,013

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$126,899	$(624,367)
Net realized gain (loss) on investment transactions	17,861,914	(6,775,564)
Net change in unrealized appreciation/depreciation on investments and foreign currencies	(4,179,800)	25,510,650

Net increase in net assets resulting from operations	13,809,013	18,110,719

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	29,624,483	47,247,827
Cost of shares reacquired	(30,870,673)	(63,443,659)

Net decrease in net assets from Series share transactions	(1,246,190)	(16,195,832)

Total increase	12,562,823	1,914,887

Net Assets
Beginning of year	78,342,403	76,427,516

End of year	$90,905,226	$78,342,403

(a) Includes undistributed net investment income of:	$245,055	$—

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	23

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Dryden International Equity Fund (the “Series”), Strategic Partners International Value Fund and Jennison Global Growth Fund. These financial statements relate to the Dryden International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most

24	Visit our website at www.jennisondryden.com

recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2004, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities with mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold at the end of the fiscal

Prudential World Funds, Inc./Dryden International Equity Fund	25

Notes to Financial Statements

Cont’d

period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any

26	Visit our website at www.jennisondryden.com

cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Prudential World Funds, Inc./Dryden International Equity Fund	27

Notes to Financial Statements

Cont’d

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. Jennison Associates LLC (“Jennison”) was the Series’ subadviser. Effective December 8, 2003, PI entered into a subadvisory agreement Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series’ average daily net assets over $1.5 billion.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to a plan of distribution, (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. For the year ended October 31, 2004, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that they received approximately $34,200 and $1,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2004. From these fees, PIMS paid

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such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2004 it received approximately $105,700 and $1,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is October 29, 2004.

Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2004, the Series incurred fees of approximately $220,400 for the services of PMFS. As of October 31, 2004 approximately $17,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $34,100 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”), an affiliate of PI, was approximately $31,900

Prudential World Funds, Inc./Dryden International Equity Fund	29

Notes to Financial Statements

Cont’d

for the year ended October 31, 2004. As of October 31, 2004, approximately $5,600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended October 31, 2004, PIM has been compensated approximately $1,800 for these services.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2004, the Series earned income of approximately $5,000 and $5,500, from the Portfolio, by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 aggregated $84,526,004 and $81,420,937, respectively.

During the year ended October 31, 2004, the Series entered into financial futures contracts. Details of open contracts at October 31, 2004 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2004	Unrealized Appreciation (Depreciation)
	Long Positions:
2	Hang Seng Stock Index	Nov. 04	$164,106	$167,536	$3,430
10	Nikkei 225 Index	Dec. 04	550,900	536,750	(14,150)
5	Share Price Index 200	Dec. 04	339,768	353,027	13,259
12	FTSE 100 Index	Dec. 04	1,019,400	1,019,895	495
13	DJ Euro Stoxx 50 Index	Dec. 04	462,632	466,168	3,536

					$6,570

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the

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Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investment. For the year ended October 31, 2004, the adjustments were to increase accumulated net realized loss on investments and increase undistributed net investment income by $118,156 due to the difference in the treatment for book and tax purposes of certain transactions involving, foreign currencies and other tax adjustments.

As of October 31, 2004, the Series had undistributed ordinary income on a tax basis of $462,989.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2004, of approximately $176,305,000 of which $115,702,000 expires in 2009, $49,177,000 expires in 2010 and $11,426,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date. In addition, the Fund utilized approximately $17,601,000 of its capital loss carry forward to offset net taxable gains realized in the fiscal year ended October 31, 2004.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2004 was as follows:

Tax Basis	Appreciation	Depreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$76,746,937	$13,459,494	($828,275)	$71,055	$12,702,274

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, and market to market of open passive foreign investment companies.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDS) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months.

Prudential World Funds, Inc./Dryden International Equity Fund	31

Notes to Financial Statements

Cont’d

Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date or purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2004:
Shares sold	1,347,315	$7,229,559
Shares reacquired	(1,738,594)	(9,162,357)

Net increase (decrease) in shares outstanding before conversion	(391,279)	(1,932,798)
Shares issued upon conversion from Class B	94,663	507,267

Net increase (decrease) in shares outstanding	(296,616)	$(1,425,531)

Year ended October 31, 2003:
Shares sold	6,452,827	$25,523,495
Shares reacquired	(7,622,631)	(30,448,210)

Net increase (decrease) in shares outstanding before conversion	(1,169,804)	(4,924,715)
Shares issued upon conversion from Class B	119,808	476,632

Net increase (decrease) in shares outstanding	(1,049,996)	$(4,448,083)

Class B
Year ended October 31, 2004:
Shares sold	969,690	$5,012,244
Shares reacquired	(1,877,866)	(9,705,381)

Net increase (decrease) in shares outstanding before conversion	(908,176)	(4,693,137)
Shares reacquired upon conversion into Class A	(97,721)	(507,267)

Net increase (decrease) in shares outstanding	(1,005,897)	$(5,200,404)

Year ended October 31, 2003:
Shares sold	1,419,278	$5,558,876
Shares reacquired	(2,787,406)	(10,623,686)

Net increase (decrease) in shares outstanding before conversion	(1,368,128)	(5,064,810)
Shares reacquired upon conversion into Class A	(122,878)	(476,632)

Net increase (decrease) in shares outstanding	(1,491,006)	$(5,541,442)

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Class C	Shares	Amount
Year ended October 31, 2004:
Shares sold	1,059,382	$5,515,749
Shares reaquired	(1,570,840)	(8,158,518)

Net increase (decrease) in shares outstanding	(511,458)	$(2,642,769)

Year ended October 31, 2003:
Shares sold	2,460,812	$9,351,879
Shares reacquired	(3,280,089)	(12,500,330)

Net increase (decrease) in shares outstanding	(819,277)	$(3,148,451)

Class Z
Year ended October 31, 2004:
Shares sold	2,175,647	$11,866,931
Shares reacquired	(714,723)	(3,844,417)

Net increase (decrease) in shares outstanding	1,460,924	$8,022,514

Year ended October 31, 2003:
Shares sold	1,685,724	$6,813,577
Shares reacquired	(2,534,581)	(9,871,433)

Net increase (decrease) in shares outstanding	(848,857)	$(3,057,856)

Note 7. Subsequent Events

On December 6, 2004 the Board of Directors of the Fund declared the following dividends per share, payable on December 9, 2004 to shareholders of record on December 8, 2004.

	Class A	Class B and C	Class Z
Ordinary Income	$0.060	$0.017	$0.074

Prudential World Funds, Inc./Dryden International Equity Fund	33

Financial Highlights

Class A
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.84

Income (Loss) from investment operations
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	.88

Total from investment operations	.91

Net asset value, end of period	$5.75

Total Return(b):	18.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$22,103
Average net assets (000)	$20,760
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	2.02%
Expenses, excluding distribution and service (12b-1) fees	1.77%
Net investment income (loss)	.64%
For Class A, B, C and Z shares:
Portfolio turnover rate	100%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Less than $.005 per share.
(e)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.
(f)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended October 31,			March 1, 2000(a) Through October 31, 2000
2003	2002	2001

$3.74	$4.37	$7.91	$10.00

(.02)	(.02)	(.06)	(—	)(d)
1.12	(.61)	(3.48)	(2.09)

1.10	(.63)	(3.54)	(2.09)

$4.84	$3.74	$4.37	$7.91

29.41%	(14.42)%	(44.68)%	(21.00)%

$20,050	$19,414	$28,860	$75,354
$18,650	$25,360	$47,713	$85,757

2.13%	1.88%	1.73%	1.56	%(c)
1.88%	1.63%	1.48%	1.31	%(c)
(.36)%	(.56)%	(.86)%	(—	)(c)

157%	108%	63%	61	%(f)

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	35

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.71

Income (Loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85

Total from investment operations	.84

Net asset value, end of period	$5.55

Total Return(b):	17.83%
Ratios/Supplemental Data:
Net assets, end of period (000)	$42,252
Average net assets (000)	$42,334
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.77%
Expenses, excluding distribution and service (12b-1) fees	1.77%
Net investment loss	(.11)%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended October 31,			March 1, 2000(a) Through October 31, 2000
2003	2002	2001

$3.66	$4.32	$7.87	$10.00

(.05)	(.07)	(.11)	(.05)
1.10	(.59)	(3.44)	(2.08)

1.05	(.66)	(3.55)	(2.13)

$4.71	$3.66	$4.32	$7.87

28.34%	(15.05)%	(45.04)%	(21.40)%

$40,587	$37,059	$54,810	$131,919
$35,399	$49,086	$87,731	$147,626

2.88%	2.63%	2.48%	2.31	%(c)
1.88%	1.63%	1.48%	1.31	%(c)
(1.14)%	(1.30)%	(1.60)%	(.78	)%(c)

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	37

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.71

Income (Loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment transactions	.85

Total from investment operations	.84

Net asset value, end of period	$5.55

Total Return(b):	17.83%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13,669
Average net assets (000)	$13,956
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.77%
Expenses, excluding distribution and service (12b-1) fees	1.77%
Net investment loss	(.12)%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended October 31,			March 1, 2000(a) Through October 31, 2000
2003	2002	2001

$3.66	$4.32	$7.87	$10.00

(.05)	(.08)	(.12)	(.05)
1.10	(.58)	(3.43)	(2.08)

1.05	(.66)	(3.55)	(2.13)

$4.71	$3.66	$4.32	$7.87

28.34%	(15.05)%	(45.04)%	(21.40)%

$14,006	$13,906	$24,004	$64,362
$12,640	$19,770	$41,057	$79,138

2.88%	2.63%	2.48%	2.31	%(c)
1.88%	1.63%	1.48%	1.31	%(c)
(1.14)%	(1.33)%	(1.61)%	(.74	)%(c)

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	39

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.88

Income (Loss) from investment operations
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	.89

Total from investment operations	.92

Net asset value, end of period	$5.80

Total Return(b):	18.85%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,881
Average net assets (000)	$7,103
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.77%
Expenses, excluding distribution and service (12b-1) fees	1.77%
Net investment income	.81%

(a)	Commencement of operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,			March 1, 2000(a) Through October 31, 2000
2003	2002	2001

$3.76	$4.39	$7.92	$10.00

(.01)	(.02)	(.06)	.01
1.13	(.61)	(3.47)	(2.09)

1.12	(.63)	(3.53)	(2.08)

$4.88	$3.76	$4.39	$7.92

29.79%	(14.35)%	(44.50)%	(20.90)%

$3,699	$6,049	$6,065	$19,703
$3,533	$7,665	$13,805	$22,320

1.88%	1.63%	1.48%	1.31	%(c)
1.88%	1.63%	1.48%	1.31	%(c)
(.31)%	(.22)%	(.59)%	.23	%(c)

See Notes to Financial Statements.

Prudential World Funds, Inc./Dryden International Equity Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Prudential World Fund—Dryden International Equity Fund

We have audited the accompanying statement of assets and liabilities of The Prudential World Fund—Dryden International Equity Fund hereafter referred to as the “Fund”, including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to October 31, 2004, were audited by another independent registered public accounting firm, whose report dated, December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2004

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U.S. Federal Tax Information

Dividends and Distributions

As required by the U.S. Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended October 31, 2004.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended October 31, 2004, the Fund intends on passing through $0.02 per share of ordinary income distributions as a foreign tax credit based on foreign source income of $0.14 per share.

During the fiscal year, the Fund paid no dividends from ordinary income.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2005.

Prudential World Funds, Inc./Dryden International Equity Fund	43

Management of the Fund

(Unaudited)

Information pertaining to the Board of Directors is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the Manager).

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 1984(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company); (since 2002) FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 2003(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen Stoneburn (61), Director since 1996(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1984(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (56), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

Officers(2)

Jonathan D. Shain (46), Secretary since 2001(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Prudential World Funds, Inc./Dryden International Equity Fund	45

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (45), Chief Compliance Officer since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

William V. Healey (51), Chief Legal Officer since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the Investment Company Act of 1940 (the 1940 Act), by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM), (Bank of Ireland Asset Management (U.S.) Limited or BIAM) or (Jennison Associations LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This column includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

46	Visit our website at www.jennisondryden.com

Additional Information

(Unaudited)

The Fund files a complete portfolio of holdings on the Fund’s first and third quarter-end on Form N-Q with the Securities and Exchange Commission (the “Commission”). Form N-Q will be available on the Commission’s website at http://www.sec.gov or by visiting the Commission’s Public Reference Room. For information on the Commission’s Public Reference Room visit the Commission’s website.

Prudential World Funds, Inc./Dryden International Equity Fund	47

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Three Years	Since Inception
Class A	12.27%	7.53%	–12.24%
Class B	12.83	7.86	–12.03
Class C	16.83	8.71	–11.84
Class Z	18.85	9.73	–11.01

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Three Years	Since Inception
Class A	18.80%	9.58%	–11.17%
Class B	17.83	8.71	–11.84
Class C	17.83	8.71	–11.84
Class Z	18.85	9.73	–11.01

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 3/1/2000.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Dryden International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Jonathan D. Shain, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden International Equity Fund
Share Class	A	B	C	Z
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX
CUSIP	743969859	743969867	743969875	743969883

An investor should consider the investment objectives, risks, and charges and expenses of the
Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via
e-mail when new materials are available. You can cancel your enrollment or change your
e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Equity Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden International Equity Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Equity Fund
Share Class	A	B	C	Z
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX
CUSIP	743969859	743969867	743969875	743969883

MF190E      IFS-AO98921      Ed. 12/2004

ANNUAL REPORT

OCTOBER 31, 2004

STRATEGIC PARTNERS

INTERNATIONAL VALUE FUND

FUND TYPE

International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

December 15, 2004

We hope that you find the annual report for the Strategic Partners International Value Fund informative and useful. As a Strategic Partners mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners International Value Fund

Prudential World Funds, Inc./Strategic Partners International Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners International Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	14.77%	–5.22%	N/A	37.37%
Class B	13.98	–8.71	N/A	29.19
Class C	13.90	–8.67	N/A	29.25
Class Z	15.09	–4.04	58.46%	145.56
MSCI EAFE® Index[3]	18.84	–4.49	48.37	***
Lipper International Large-Cap Core Funds Avg.[4]	14.63	–10.93	52.27	****

Average Annual Total Returns[1] as of 9/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.96%	–2.56%	N/A	2.89%
Class B	10.57	–2.36	N/A	2.83
Class C	14.48	–2.18	N/A	2.84
Class Z	16.68	–1.21	4.66%	7.54
MSCI EAFE® Index[3]	22.08	–0.85	4.02	***
Lipper International Large-Cap Core Funds Avg.[4]	17.26	–2.28	4.26	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower.

2	Visit our website at www.strategicpartners.com

Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, Class B, and Class C, 9/23/96; Class Z, 11/5/92.

3The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East.

4The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P/Citigroup World ex-U.S. BMI.

Investors cannot invest directly in an index. The returns for the MSCI EAFE® Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

***MSCI EAFE® Index Closest Month-End to Inception cumulative total returns as of 10/31/04 are 33.42% for Class A, Class B, and Class C, and 124.53% for Class Z. MSCI EAFE® Index Closest Month-End to Inception average annual total returns as of 9/30/04 are 3.24% for Class A, Class B, and Class C, and 6.72% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/04 are 34.06% for Class A, Class B, and Class C, and 139.65% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/04 are 3.33% for Class A, Class B, and Class C, and 7.02% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/04
Total SA, Oil & Gas	3.6%
UBS AG, Commercial Banks	2.9
Nestlé SA, Food Products	2.8
Canon, Inc., Electronics Equipment	2.8
ING Groep, Commercial Banks	2.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/04
Commercial Banks	19.0%
Pharmaceuticals	10.4
Insurance	7.8
Diversified Telecommunication Services	7.5
Food Products	7.3
Industry	weightings are subject to change.

Prudential World Funds, Inc./Strategic Partners International Value Fund	3

Investment Adviser’s Report

Bank of Ireland Asset Management (U.S.) Limited

It was generally a good year

Despite some notable headwinds, foreign equity markets generally produced positive returns for the Fund’s fiscal year, and the broad thrust of economic data was upbeat in most major economies. The Fund’s return was in line with that of its peers, as measured by the Lipper International Large-Cap Core Funds Average, but it trailed the unmanaged MSCI EAFE® Index.

High oil prices helped the Fund

The dominant influence on market sentiment in the second half of calendar year 2004 was the sharp rise in the price of oil to levels above $50 a barrel. Equity markets became volatile because investors were concerned about the potential of higher energy costs to curb economic growth. The volatility was exacerbated by supply concerns as a consequence of Middle East conflict and instability in countries such as Nigeria and Venezuela. Stormy weather conditions in the Gulf of Mexico during September also contributed to the increase in the price of oil late in the reporting period. This had a positive impact on the Fund’s oil stocks, including Total (see Comments on Largest Holdings) and Eni. These companies have successfully cut costs as well as grown their businesses for the past few years.

Economic growth helped financials, but higher oil prices threatened Japan

For most of the year the global economy gathered momentum. The strength of demand in the United States and China helped fuel export-oriented recoveries in other economies. European corporate earnings picked up significantly as the global economic revival increased overall demand. This enhanced the attractiveness of equities despite the relatively slow economic growth in some European countries. The Fund’s positions in European financial stocks performed well, particularly ING and UBS (see Comments on Largest Holdings for both).

During the Fund’s reporting period, the Japanese economy improved from a dependence on export-led growth to greater strength sustained by both overseas and domestic demand. Japanese financial stocks initially surged as previously downtrodden bank stocks benefited from renewed economic optimism. However, gains in the sector were transformed into losses later in the reporting period as investors became concerned about the potential impact of higher oil prices on the broader Japanese economy. Exporters came under some pressure, particularly as China professed its intention to slow the pace of economic growth to contain inflationary pressures.

We did well on pharmaceuticals

The Fund’s pharmaceutical holdings performed relatively well, particularly a position in Sanofi-Synthelabo. The stock rose as Sanofi’s $63 billion purchase of Aventis was

4	Visit our website at www.strategicpartners.com

completed in 2004. Before the merger, Sanofi reported a more than 20% gain in first-half profit, driven by demand for its blood-thinning drug Plavix and its cancer treatment Eloxatin. The world’s third largest drugmaker expects new products to propel earnings as it reduces its dependence on older products.

Our telecommunications holdings were mixed

The telecommunications sector had mixed results with wireless stocks performing poorly while the service providers fared better. Shares of Nokia—the world’s largest mobile handset company—declined as the Finnish company yielded mobile-handset market share to its competitors. An industry research group said the company’s market share had fallen to its lowest level in five years because consumers preferred new “clamshell” telephones that were more widely available from rivals. Our position in the world’s largest wireless service provider Vodafone, on the other hand, got a boost from results at Verizon Wireless, of which it owns 45%. Verizon Wireless reported 1.7 million net additional users versus expectations of only 1.5 million. Its revenues rose 23% and average revenues per user (a widely watched performance measure) rose 3.1%. Verizon Wireless’s earnings were 5% to 10% ahead of expectations, which could lead to upgrades in estimates of Vodafone earnings.

Looking ahead

We believe that the price of benchmark West Texas Intermediate crude oil is likely to settle somewhere in the mid $30s to low $40s over the next 6 to 12 months. That is broadly consistent with the view that underlies current one- to two-year earnings estimates for oil companies. As we write, the price of oil is about 10% below its peak, illustrating how quickly it can move as demand and supply shift.

Forecasts for the timing and scale of interest-rate increases have been revised somewhat as more modest growth is forecast for 2005. With the repo rate at 4.75%, the Bank of England is unlikely to tighten monetary policy much further. We anticipate that the Federal Reserve and the European Central Bank are likely to move only cautiously.

We remain upbeat on the outlook for Japan despite the recent slowdown in the growth of its gross domestic product. The current recovery differs significantly from the ones that were seen during the 1990s. Those “recoveries” were based on exports and government fiscal expansion. This time around, the recovery is more broad-based, with stronger domestic demand a notable factor. Fiscal policy is also considerably tighter than in the past.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Prudential World Funds, Inc./Strategic Partners International Value Fund	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/04.

3.6%	Total SA (France)/Oil & Gas

Total is a leading global oil company. The strength in oil prices this year benefited oil stocks. In addition, Total continues to build on its long-term track record of above-industry-average production growth and return to shareholders. It has continued excellent capital discipline and an emphasis on improving shareholder value with share buybacks and higher dividends. The stock has continued to perform well.

2.9%	UBS AG (Switzerland)/Commercial Banks

UBS is one of the largest global asset managers and one of the leading providers of private banking services. It has had good growth in assets even through the difficult years of the bear market in stocks. It has also continued to pay back the lion’s share of its earnings to shareholders, and thus continues to reward our faith in its management and strategy.

2.8%	Nestlé SA (Switzerland)/Food Products

Nestlé is the world’s largest food company, with leading brand franchises in beverages, milk products, prepared dishes, water, chocolate, pet food, and pharmaceuticals. Its earnings this year reflected several difficulties, including poor ice cream and water sales this summer and higher costs for food and oil. This has meant that margins have come under pressure. Nonetheless, it has had a record of growth consistently above its industry average and has made continued progress in developing markets. We believe its shares are inexpensively priced.

2.8%	Canon, Inc. (Japan)/Electronics Equipment

Canon makes copiers and laser printers as well as fax machines, cameras, and other optical equipment. It suffered somewhat from the Japanese yen’s appreciation against the U.S. dollar because of its emphasis on exports. However, it continues to innovate both in terms of products and manufacturing processes (witness recent announcements of restructuring in their consumables division). It is a world leader in a number of areas such as digital still cameras and color copiers. Canon’s very strong record of shareholder focus is reflected in its stock’s long-term returns.

2.7%	ING Groep (Netherlands)/Commercial Banks

ING is one of the world’s largest financial services companies. It continues to benefit from the global economic and stock market recovery. In addition, ING’s stock has rallied this year as investors rewarded its strategy of selling businesses in Asia, Australia, and Europe to focus on opportunities in insurance, phone, and Internet banking. Results were ahead of consensus, with most divisions exhibiting strong growth, and the company gave strong guidance for the remainder of the year. Given the relatively low valuation of its stock compared to its peer group, ING remains one of our favored European financials.

Holdings are subject to change.

6	Visit our website at www.strategicpartners.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2004, at the beginning of the period, and held through the six-month period ended October 31, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

Prudential World Funds, Inc./Strategic Partners International Value Fund	7

hypothetical examples that appear in the shareholder reports of the other funds. The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners International Value Fund		Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,032	1.63%	$8.33
	Hypothetical	$1,000	$1,017	1.63%	$8.26

Class B	Actual	$1,000	$1,028	2.38%	$12.13
	Hypothetical	$1,000	$1,013	2.38%	$12.04

Class C	Actual	$1,000	$1,028	2.38%	$12.13
	Hypothetical	$1,000	$1,013	2.38%	$12.04

Class Z	Actual	$1,000	$1,033	1.38%	$7.05
	Hypothetical	$1,000	$1,018	1.38%	$7.00

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2004, and divided by the 366 days in the year ended October 31, 2004 (to reflect the six-month period)

8	Visit our website at www.strategicpartners.com

Portfolio of Investments

as of October 31, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Australia 0.3%
129,362	News Corp., Ltd.	$1,040,672

Canada 0.6%
36,783	Royal Bank of Canada(a)	1,911,902
18,369	Shoppers Drug Mart Corp.(a)	557,960

		2,469,862

Finland 0.5%
136,743	Nokia AB Oyj	2,102,981

France 10.6%
221,793	AXA(a)	4,759,561
125,517	BNP Paribas SA	8,518,065
158,928	France Telecom SA	4,536,566
48,871	Lafarge SA	4,448,001
65,201	Sanofi-Synthelabo SA	4,752,399
68,096	Total SA Series B	14,119,300

		41,133,892

Germany 5.4%
78,763	Bayer AG	2,225,229
149,015	Bayerische Motoren Werke (BMW) AG(a)	6,283,730
51,069	Deutsche Bank AG	3,871,103
107,546	E.ON AG(a)	8,725,348

		21,105,410

Hong Kong 3.6%
266,000	Cheung Kong Holdings, Ltd.	2,204,307
243,500	Esprit Holdings, Ltd.	1,301,436
206,100	Hang Seng Bank, Ltd.	2,753,861
1,032,000	Johnson Electric Holdings, Ltd.	1,027,572
934,000	Li & Fung, Ltd.	1,385,988
314,000	Sun Hung Kai Properties, Ltd.	2,904,643
334,500	Swire Pacific, Ltd. (Class A)	2,374,428

		13,952,235

Ireland 1.2%
190,269	CRH PLC	4,525,990

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	9

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Italy 3.8%
383,496	Eni SpA(a)	$8,683,300
1,863,269	Telecom Italia SpA	6,186,144

		14,869,444

Japan 18.6%
223,400	Canon, Inc.	11,002,750
52,100	Fanuc, Ltd.	3,140,032
155,500	Honda Motor Co., Ltd.	7,497,504
41,500	Hoya Corp.	4,252,001
566	Japan Tobacco, Inc.	4,962,294
231	Millea Holdings, Inc.	3,045,485
541	Mitsubishi Tokyo Financial Group, Inc.	4,585,177
263,000	Mitsui Sumitomo Insurance Co., Ltd.	2,154,723
1,814	Nippon Telegraph and Telephone Corp.	7,687,165
1,393	NTT DoCoMo, Inc.	2,453,065
144,000	Ricoh Co., Ltd.	2,684,999
22,300	Rohm Co., Ltd.	2,284,810
99,000	Shin-Etsu Chemical Co., Ltd.	3,757,133
110,000	Shionogi & Co., Ltd.	1,704,021
757	Sumitomo Mitsui Financial Group, Inc.	4,911,696
132,700	Takeda Chemical Industries, Ltd.	6,398,192

		72,521,047

Netherlands 8.6%
349,734	ABN AMRO Holding N.V.	8,341,480
23,085	Heineken N.V.	723,560
404,680	ING Groep N.V.	10,681,539
276,834	Koninklijke (Royal) Philips Electronics N.V.	6,532,318
275,123	Reed Elsevier PLC	3,604,691
78,698	TPG N.V.	1,896,041
65,501	VNU N.V.	1,783,892

		33,563,521

Singapore 0.8%
381,296	United Overseas Bank, Ltd.	3,091,125

South Korea 4.8%
49,030	Hyundai Motor Co.	2,378,141
129,050	Korea Electric Power Corp.	2,668,609
49,750	KT Corp.	1,617,597
26,555	POSCO (ADR)	3,973,169
20,469	Samsung Electronics Co., Ltd. (GDR)	8,035,842

		18,673,358

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Spain 3.8%
660,876	Banco Santander Central Hispano SA(a)	$7,355,835
446,338	Telefonica SA	7,346,866

		14,702,701

Switzerland 12.1%
47,131	Nestle SA	11,111,454
209,658	Novartis AG	9,964,186
81,090	Roche Holdings AG(a)	8,261,198
101,300	Swiss Reinsurance(a)	6,197,137
159,696	UBS AG	11,470,943

		47,004,918

Taiwan 0.6%
324,890	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,459,417

United Kingdom 23.8%
899,719	Barclays PLC	8,770,316
252,624	British America Tobacco PLC	3,795,641
520,363	BT Group PLC	1,771,055
404,644	Cadbury Schweppes PLC	3,354,968
810,800	Centrica PLC	3,576,650
346,346	Diageo PLC	4,623,134
97,676	Enterprise Inns PLC	1,107,835
269,700	GlaxoSmithKline PLC	5,668,147
144,955	GUS PLC	2,366,506
728,911	Kingfisher PLC	4,036,803
456,158	Prudential PLC	3,347,453
184,925	Reed International PLC	1,648,448
285,811	Royal Bank Scotland Group PLC	8,405,251
457,211	Smith & Nephew PLC (ADR)	3,874,584
106,774	Smiths Group PLC	1,458,511
1,473,448	Tesco PLC	7,748,425
351,864	Tomkins PLC	1,605,354
40,346	Travis Perkins PLC	1,019,439
722,533	Unilever PLC	6,076,690
3,916,998	Vodafone Group PLC	10,012,079
87,847	Whitbread PLC	1,307,012
262,578	Wolseley PLC	4,527,356
282,609	WPP Group PLC	2,829,912

		92,931,569

	Total common stocks (cost $333,405,033)	386,148,142

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	11

Portfolio of Investments

as of October 31, 2004 Cont’d.

Shares	Description	Value (Note 1)

Right

United Kingdom
76,026	Prudential PLC (cost $0)	$128,158

	Total long-term investments (cost $333,405,033)	386,276,300

SHORT-TERM INVESTMENT 0.2%

Mutual Fund
800,572	Dryden Core Investment Fund - Taxable Money Market Series, (cost $800,572; Note 3)	800,572

	Total Investments 99.3% (cost $334,205,605; Note 5)	387,076,872
	Other assets in excess of liabilities 0.7%	2,827,884

	Net Assets 100%	$389,904,756

(a)	Non-income producing security.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2004 was as follows:

Commercial Banks	19.0%
Pharmaceuticals	10.4
Insurance	7.8
Diversified Telecommunications	7.5
Food Products	7.3
Oil & Gas	6.8
Electronic Equipment	6.5
Automobiles	4.1
Wireless Telecommunication Services	3.7
Office Electronics	3.5
Electric Utilities	2.9
Construction Materials	2.6
Retail	2.4
Tobacco	2.2
Distribution/Wholesale	1.9
Publishing	1.8
Chemicals	1.5
Beverages	1.4
Diversified Manufacturing	1.4
Real Estate	1.3
Steel & Metals	1.0
Advertising	0.7
Semiconductors	0.6
Transportation	0.5
Media	0.3
Cash Equivalent	0.2

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	13

Statement of Assets and Liabilities

as of October 31, 2004

Assets
Investments, at value (cost $334,205,605)	$387,076,872
Foreign currency, at value (cost $800,464)	797,404
Cash	96
Receivable for investments sold	1,666,436
Dividends and interest receivable	1,029,032
Receivable for Series shares sold	828,068
Foreign tax reclaim receivable	373,844
Other assets	11,829

Total assets	391,783,581

Liabilities
Payable for Series shares reacquired	718,051
Payable for investments purchased	372,282
Accrued expenses	324,586
Management fee payable	322,071
Withholding tax payable	93,175
Distribution fee payable	44,668
Deferred directors’ fees payable	3,992

Total liabilities	1,878,825

Net Assets	$389,904,756

Net assets were comprised of:
Common stock, at par	$212,783
Paid-in capital in excess of par	417,614,422

417,827,205
Undistributed net investment income	3,989,502
Accumulated net realized loss on investments and foreign currency transactions	(84,827,522)
Net unrealized appreciation on investments and foreign currencies	52,915,571

Net assets October 31, 2004	$389,904,756

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($55,529,532 ÷ 3,035,302 shares of common stock issued and outstanding)	$18.29
Maximum sales charge (5.50% of offering price)	1.06

Maximum offering price to public	$19.35

Class B
Net asset value, offering price and redemption price per share ($25,916,837 ÷ 1,461,984 shares of common stock issued and outstanding)	$17.73

Class C
Net asset value, offering price and redemption price per share ($13,040,044 ÷ 734,863 shares of common stock issued and outstanding)	$17.74

Class Z
Net asset value, offering price and redemption price per share ($295,418,343 ÷ 16,046,195 shares of common stock issued and outstanding)	$18.41

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	15

Statement of Operations

Year Ended October 31, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $1,438,629)	$10,627,221
Interest	19,593

Total income	10,646,814

Expenses
Management fee	4,231,019
Distribution fee—Class A	124,881
Distribution fee—Class B	334,385
Distribution fee—Class C	112,102
Transfer agent’s fees and expenses	791,000
Custodian’s fees and expenses	524,000
Legal fees	127,000
Registration fees	69,000
Report to shareholders	30,000
Audit fee	26,000
Directors’ fees	13,000
Miscellaneous	31,898

Total operating expenses	6,414,285
Loan interest expense (Note 7)	18,495

Total expenses	6,432,780

Net investment Income	4,214,034

Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	104,467
Foreign currency transactions	(181,379)

(76,912)

Net change in unrealized appreciation (depreciation) on:
Investments	52,017,598
Foreign currencies	(4,835)

52,012,763

Net gain on investments and foreign currencies	51,935,851

Net Increase In Net Assets Resulting From Operations	$56,149,885

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$4,214,034	$3,852,885
Net realized loss on investment and foreign currency transactions	(76,912)	(34,173,357)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	52,012,763	82,983,642

Net increase in net assets resulting from operations	56,149,885	52,663,170

Dividends (Note 1)
Dividends from net investment income
Class A	(355,438)	(107,003)
Class B	(53,585)	—
Class C	(11,814)	—
Class Z	(3,395,621)	(1,514,375)

	(3,816,458)	(1,621,378)

Series share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold(b)	147,161,713	210,784,175
Net asset value of shares issued in reinvestment of dividends	3,788,558	1,610,139
Cost of shares reacquired	(206,877,748)	(226,060,115)

Net decrease in net assets from Series share transactions	(55,927,477)	(13,665,801)

Total increase (decrease)	(3,594,050)	37,375,991

Net Assets
Beginning of year	393,498,806	356,122,815

End of year(a)	$389,904,756	$393,498,806

(a) Includes undistributed net investment income of:	$3,989,502	$3,698,787

(b) For the year ended October 31, 2004, includes $18,252,977 for shares issued in connection with the acquisition of the Strategic Partners Style Specific Funds—Strategic Partners International Equity Fund.

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	17

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and currently consists of three series: Strategic Partners International Value Fund (the “Series”), Jennison Global Growth Fund, and the Dryden International Equity Fund. These financial statements relate to Strategic Partners International Value Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and

18	www.strategicpartners.com

from the price used by other mutual funds to calculate their net asset values. As of October 31, 2004 there were no securities valued in accordance with such procedures. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to maintain the accuracy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential World Funds, Inc./Strategic Partners International Value Fund	19

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis.

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Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Bank of Ireland Asset Management (“BOI”).

The subadvisory agreement provides that BOI furnishes investment advisory services in connection with the management of the Series. In connection therewith, BOI is obligated to keep certain books and records of the Series. PI pays for the services of BOI, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Fund bears all other costs and expenses.

The management fee paid PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million and .95 of 1% of average daily net assets in excess of $300 million of the Series.

Prudential World Funds, Inc./Strategic Partners International Value Fund	21

Notes to Financial Statements

Cont’d

Effective December 14, 2004, LSV Asset Management (“LSV”) & Thornburg Investment Management (“Thornburg”) replaced Bank of Ireland as the Sub-advisers on the Series.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2004, PIMS contractually agreed to limit such fee to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $30,400 and $2,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2004, it received approximately $39,800 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2004, the Series incurred fees of approximately $739,200 for the services of PMFS. As of October 31, 2004, approximately $52,500 of such

22	www.strategicpartners.com

services were due to PMFS. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $46,600 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $29,200 for the year ended October 31, 2004. As of October 31, 2004 approximately $2,600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Series invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended October 31, 2004, the Series earned gross income of $24,866 from the Taxable Money Market Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 were $100,619,328 and $173,143,326, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gains (loss) on investments. For the year ended October 31, 2004, the adjustments were to increase accumulated net realized loss by $7,306,075, decrease undistributed net investment income by $106,861 and increase paid in capital by $7,412,936 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments due to the merger.

For the years ended October 31, 2004 and October 31, 2003, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets of $3,816,458 and $1,621,378 respectively, was ordinary income.

Prudential World Funds, Inc./Strategic Partners International Value Fund	23

Notes to Financial Statements

Cont’d

As of October 31, 2004, the accumulated undistributed earnings on a tax basis was $4,086,669 of ordinary income.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2004 of approximately $77,597,000 of which $17,000 expires in 2008, $3,104,000 expires in 2009, $38,565,000 expires in 2010, $33,416,000 expires in 2011 and $2,495,000 expires in 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Other Cost Adjustments	Total Net Unrealized Appreciation
$341,436,402	$63,770,010	$18,129,540	$44,304	$45,684,774

The difference between book basis and tax basis was attributable to deferred losses on wash sale and other tax adjustments. The other cost basis adjustments are primarily attributable to depreciation of foreign currency and mark to market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective March 15, 2004, all investors who purchased Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify

24	www.strategicpartners.com

to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2004:
Shares sold	812,342	$14,261,765
Shares issued in connection with reorganization (Note 8)	262,056	4,858,696
Shares issued in reinvestment of dividends and distributions	20,706	336,257
Shares reacquired	(1,395,105)	(24,626,866)

Net increase (decrease) in shares outstanding before conversion	(300,001)	(5,170,148)
Shares issued upon conversion from Class B	728,786	12,969,203

Net increase (decrease) in shares outstanding	428,785	$7,799,055

Year ended October 31, 2003:
Shares sold	4,601,050	$66,268,156
Shares issued in reinvestment of dividends and distributions	7,341	103,529
Shares reacquired	(5,020,691)	(73,325,967)

Net increase (decrease) in shares outstanding before conversion	(412,300)	(6,954,282)
Shares issued upon conversion from Class B	105,103	1,468,997

Net increase (decrease) in shares outstanding	(307,197)	$(5,485,285)

Class B
Year ended October 31, 2004:
Shares sold	250,642	$4,304,989
Shares issued in connection with reorganization (Note 8)	333,631	6,026,255
Shares issued in reinvestment of dividends and distributions	3,207	50,805
Shares reacquired	(534,931)	(9,164,707)

Net increase (decrease) in shares outstanding before conversion	52,549	1,217,342
Shares reacquired upon conversion into Class A	(750,116)	(12,969,203)

Net increase (decrease) in shares outstanding	(697,567)	$(11,751,861)

Year ended October 31, 2003:
Shares sold	294,371	$4,032,232
Shares reacquired	(771,800)	(10,610,204)

Net increase (decrease) in shares outstanding before conversion	(447,429)	(6,577,972)
Shares reacquired upon conversion into Class A	(107,969)	(1,468,997

Net increase (decrease) in shares outstanding	(585,398)	$(8,046,969)

Prudential World Funds, Inc./Strategic Partners International Value Fund	25

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended October 31, 2004:
Shares sold	109,865	$1,903,861
Shares issued in connection with reorganization (Note 8)	407,663	7,368,026
Shares issued in reinvestment of dividends and distributions	691	10,968
Shares reacquired	(260,224)	(4,485,944)

Net increase (decrease) in shares outstanding	257,995	$4,796,911

Year ended October 31, 2003:
Shares sold	513,851	$7,040,899
Shares reacquired	(608,873)	(8,338,190)

Net increase (decrease) in shares outstanding	(95,022)	$(1,297,291)

Class Z
Year ended October 31, 2004:
Shares sold	6,116,252	$108,438,121
Shares issued in reinvestment of dividends and distributions	208,008	3,390,528
Shares reacquired	(9,479,052)	(168,600,231)

Net increase (decrease) in shares outstanding	(3,154,792)	$(56,771,582)

Year ended October 31, 2003:
Shares sold	9,362,691	$133,442,888
Shares issued in reinvestment of dividends and distributions	106,400	1,506,610
Shares reacquired	(9,297,500)	(133,785,754)

Net increase (decrease) in shares outstanding	171,591	$1,163,744

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from November 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit

26	www.strategicpartners.com

agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005.

The Series utilized the line of credit during the year ended October 31, 2004. The average daily balance for the 7 days the Series had debt outstanding during the year was approximately $40,340,000 at a weighted average interest rate of approximately 2.350%.

Note 8. Plan of Reorganization

On March 5, 2004, the Strategic Partners International Value Fund acquired all of the net assets of the Strategic Partners Style Specific Funds—Strategic Partners International Equity Fund pursuant to a plan of reorganization approved by the Strategic Partners International Value Fund shareholders on December 19, 2003. The acquisition was accomplished by a tax-free exchange of Class A, Class B and Class C shares.

Strategic Partners Style Specific Funds—Strategic Partners International Fund		Strategic Partners International Value Fund		Value
Class A	571,226	Class A	262,056	$4,858,696
B	725,076	B	333,631	6,026,255
C	886,950	C	407,663	7,368,026

The aggregate net assets of the Strategic Partners Style Specific Funds—Strategic Partners International Equity Fund and the Strategic Partners International Value Fund immediately before the acquisition were $18,252,977 and $450,914,546, respectively.

The future utilization of the acquired capital loss carryforward from the Strategic Partners Style Specific Funds—Strategic Partners International Equity Fund in the amount of $7,233,033 will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Prudential World Funds, Inc./Strategic Partners International Value Fund	27

Financial Highlights

Class A
Year Ended October 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.07

Income (Loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.20

Total from investment operations	2.36

Less Dividends and Distributions
Dividends from net investment income	(.14)
Distributions from net realized gains	—

Total dividends and distributions	(.14)

Net asset value, end of year	$18.29

Total Return(a):	14.77%
Ratios/Supplemental Data:
Net assets, end of year (000)	$55,530
Average net assets (000)	$49,953
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.61%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Net investment income	.90%
For Class A, B, C and Z shares:
Portfolio turnover rate	24%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
(c)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of Class A shares.

See Notes to Financial Statements.

28	www.strategicpartners.com

Class A
Year Ended October 31,
2003(b)	2002(b)	2001	2000(b)

$14.08	$17.29	$22.08	$22.42

.14	.07	.13	.19
1.89	(2.53)	(4.01)	.71

2.03	(2.46)	(3.88)	.90

(.04)	—	—	(.17)
—	(.75)	(.91)	(1.07)

(.04)	(.75)	(.91)	(1.24)

$16.07	$14.08	$17.29	$22.08

14.44%	(15.07)%	(18.25)%	3.92%

$41,889	$41,011	$53,269	$72,185
$40,463	$49,279	$63,061	$67,362

1.72%	1.64%	1.60%	1.52%
1.47%	1.39%	1.35%	1.27%
.97%	.42%	.62%	.84%

23%	35%	115%	33%

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	29

Financial Highlights

Cont’d

Class B
Year Ended October 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.58

Income (Loss) from investment operations
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.15

Total from investment operations	2.18

Less Dividends and Distributions
Dividends from net investment income	(.03)
Distributions from net realized gains	—

Total dividends and distributions	(.03)

Net asset value, end of year	$17.73

Total Return(a):	13.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,917
Average net assets (000)	$33,863
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Net investment income (loss)	.15%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2003(b)	2002(b)	2001	2000(b)

$13.71	$16.99	$21.88	$22.23

.03	(.05)	(.03)	.02
1.84	(2.48)	(3.95)	.71

1.87	(2.53)	(3.98)	.73

—	—	—	(.01)
—	(.75)	(.91)	(1.07)

—	(.75)	(.91)	(1.08)

$15.58	$13.71	$16.99	$21.88

13.64%	(15.77)%	(18.93)%	3.22%

$33,651	$37,636	$55,620	$86,451
$33,581	$49,420	$74,063	$99,106

2.47%	2.39%	2.35%	2.27%
1.47%	1.39%	1.35%	1.27%
.20%	(.33)%	(.13)%	.07%

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	31

Financial Highlights

Cont’d

Class C
Year Ended October 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$15.60

Income (Loss) from investment operations
Net investment income (loss)	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.11

Total from investment operations	2.17

Less Dividends and Distributions
Dividends from net investment income	(.03)
Distributions from net realized gains	—

Total dividends and distributions	(.03)

Net asset value, end of year	$17.74

Total Return(a):	13.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,040
Average net assets (000)	$11,763
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Net investment income (loss)	.33%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2003(b)	2002(b)	2001	2000(b)

$13.73	$17.00	$21.88	$22.23

.03	(.05)	(.03)	.02
1.84	(2.47)	(3.94)	.71

1.87	(2.52)	(3.97)	.73

—	—	—	(.01)
—	(.75)	(.91)	(1.07)

—	(.75)	(.91)	(1.08)

$15.60	$13.73	$17.00	$21.88

13.62%	(15.70)%	(18.89)%	3.22%

$7,438	$7,850	$11,306	$17,755
$6,988	$9,978	$14,599	$18,082

2.47%	2.39%	2.35%	2.27%
1.47%	1.39%	1.35%	1.27%
.18%	(.34)%	(.15)%	.07%

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended October 31, 2004(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$16.17

Income (Loss) from investment operations
Net investment income	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.22

Total from investment operations	2.42

Less Dividends and Distributions
Dividends from net investment income	(.18)
Distributions from net realized gains	—

Total dividends and distributions	(.18)

Net asset value, end of year	$18.41

Total Return(a):	15.09%
Ratios/Supplemental Data:
Net assets, end of year (000)	$295,418
Average net assets (000)	$334,003
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.36%
Expenses, excluding distribution and service (12b-1) fees	1.36%
Net investment income	1.10%

(a)	Total return is calculated assuming a purchase of shares on the first day and sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2003(b)	2002(b)	2001	2000(b)

$14.17	$17.39	$22.15	$22.48

.18	.11	.20	.25
1.90	(2.55)	(4.05)	.71

2.08	(2.44)	(3.85)	.96

(.08)	(.03)	—	(.22)
—	(.75)	(.91)	(1.07)

(.08)	(.78)	(.91)	(1.29)

$16.17	$14.17	$17.39	$22.15

14.76%	(14.91)%	(18.08)%	4.24%

$310,521	$269,625	$306,278	$405,340
$276,808	$308,825	$375,390	$391,289

1.47%	1.39%	1.35%	1.27%
1.47%	1.39%	1.35%	1.27%
1.22%	.68%	.89%	1.09%

See Notes to Financial Statements.

Prudential World Funds, Inc./Strategic Partners International Value Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Prudential World Fund, Inc.—Strategic Partners International Value Fund

We have audited the accompanying statement of assets and liabilities of Prudential World Fund, Inc.—Strategic Partners International Value Fund (one of the portfolios constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the periods presented prior to October 31, 2004, were audited by another independent registered public accounting firm, whose report dated, December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2004

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series fiscal year end, October 31, 2004, as to the federal income tax status of the dividends paid by the Series. The Series paid ordinary income distribution in the amount of $0.14, $0.03, $0.03 and $0.18 per share for Class A, Class B, Class C and Class Z respectively.

Further, we wish to advise you that 9.37% of the ordinary income dividends paid in the fiscal year ended October 31, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Series has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2004, the Series intends on passing through $1,406,303 of ordinary income distributions as a foreign tax credit from recognized foreign source income of $11,627,352.

The Fund intends to designate 100% of ordinary income dividends, as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2004.

Prudential World Funds, Inc./Strategic Partners International Value Fund	37

Management of the Fund

(Unaudited)

Information pertaining to the Board of Directors is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the Manager).

Independent Directors2

David E.A. Carson (70), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 19843 Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company); (since 2002) FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 20033 Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

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Richard A. Redeker (61), Director since 20033 Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Robin B. Smith (65), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (61), Director since 19963 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (66), Director since 19843 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (58), Vice President and Director since 19963 Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Prudential World Funds, Inc./Strategic Partners International Value Fund	39

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Jonathan D. Shain (46), Secretary since 20013

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 19953

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (45), Chief Compliance Officer since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

William V. Healey (51), Chief Legal Officer since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc.; American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

[1]	“Interested” Director, as defined in the Investment Company Act of 1940 (the 1940 Act), by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM), (Bank of Ireland Asset Management (U.S.) Limited or BIAM) or (Jennison Associations LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

40	www.strategicpartners.com

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Trustees and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

[4]	This column includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Prudential World Funds, Inc./Strategic Partners International Value Fund	41

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	8.46%	–2.18%	N/A	3.27%
Class B	8.98	–1.98	N/A	3.21
Class C	12.90	–1.80	N/A	3.22
Class Z	15.09	–0.82	4.71%	7.78

Average Annual Total Returns (Without Sales Charges) as of 10/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	14.77%	–1.07%	N/A	3.99%
Class B	13.98	–1.81	N/A	3.21
Class C	13.90	–1.80	N/A	3.22
Class Z	15.09	–0.82	4.71%	7.78

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Prudential World Funds, Inc./Strategic Partners International Value Fund

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, Class B, and Class C, 9/23/96; and Class Z, 11/5/92.

The graph compares a $10,000 investment in the Strategic Partners International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (September 23, 1996) and the account values at the end of the current fiscal year (October 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Visit our website at www.strategicpartners.com

■MAIL	■TELEPHONE	■WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment advisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer •
Jonathan D. Shain, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Bank of Ireland Asset Management (U.S.) Limited	75 Holly Hill Lane Greenwich, CT 06830

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Strategic Partners International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Strategic Partners International Value Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Strategic Partners International Value Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MFSP115E    IFS-A098923    Ed. 12/2004

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $66,200 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended October 31, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and

Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Prudential World Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential World Fund, Inc.

By (Signature and Title)*	/s/ JONATHAN D. SHAIN
Jonathan D. Shain
Secretary

Date December 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date December 21, 2004

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 21, 2004

*	Print the name and title of each signing officer under his or her signature.